[EATON VANCE(R) MUNICIPAL INVESTMENTS LOGO]

ANNUAL REPORT NOVEMBER 30, 2002

[BRICK WALL]
[EDUCATION]

[HIGHWAY]

EATON VANCE
MUNICIPAL
INCOME
TRUSTS

[BRIDGE]

CALIFORNIA
FLORIDA
MASSACHUSETTS
MICHIGAN
NEW JERSEY
NEW YORK
OHIO
PENNSYLVANIA

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and their role in the municipal market.

THE PROCESS OF ESCROWING MUNICIPAL BONDS TO MATURITY...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

BENEFITS FOR ISSUERS: LOWER INTEREST RATES AND ADDED FLEXIBILITY...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

BENEFITS FOR INVESTORS: HIGHER QUALITY, SHORTER MATURITIES, ATTRACTIVE
COUPONS...

For investors, owning a bond that has been escrowed provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because the bond is likely to be called at its earliest call date, it will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk - or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The investor must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.



                                        Sincerely,

                                        /s/ Thomas J. Fetter
                                        --------------------
                                        Thomas J. Fetter
                                        President
                                        January 9, 2003

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EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

MARKET RECAP

Having emerged from last year's recession, the U.S. economic recovery remained sluggish in 2002. Weak demand and the prospect of future military conflict in Iraq weighed heavily on the financial markets and proved a concern to individuals and businesses alike. Consumer spending held up surprisingly well through much of the year. However, on the business side, companies were slow to resume capital spending, a trend that took a toll on the key telecom, computer and semiconductor areas. Finally, a series of corporate scandals dealt a blow to investor confidence. In sum, 2002 was a difficult year for the economy and saw increased volatility in the financial markets.

HELPED BY LOW INTEREST RATES AND SALES INCENTIVES, THE AUTO AND HOUSING SECTORS KEPT THE WEAK ECONOMY AFLOAT...

For much of the year, record-low interest rates gave a major boost to consumer spending, which provided an underpinning for the broad economy. Low interest rates had a pronounced effect on the auto and housing sectors, helping to reduce inventories. However, by year-end, amid high personal debt levels and an increasing jobless rate, there were signs that U.S. consumers were beginning to tighten their belts, as evidenced by a disappointing holiday retail season.

SEEKING TO JUMP-START THE ECONOMY, THE FEDERAL RESERVE AGAIN LOWERED INTEREST RATES...

The nation's Gross Domestic Product followed a lackluster 1.3% growth rate in the second quarter with a stronger 4.0% rise in the third quarter, although some observers doubted the economy's staying power. Many companies continued to announce layoffs, pushing the unemployment rate to a nine-year high. Businesses
- which had pared costs sharply to weather the recession - remained reticent to spend on expansion plans, a key to a full recovery. In response, the Federal Reserve maintained its accommodative monetary policy, lowering its benchmark Federal funds rate to 1.25% in November, a move that provided further support for the bond market. Ten-year Treasury bond yields, which had risen to 5.40% in March in response to anecdotal signs of a recovery - fell back to 4.21% by November 30, as the Fed reaffirmed the weakness of the economy. Against that backdrop, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - registered another impressive performance, posting a solid 6.32% total return for the year ended November 30, 2002.*

[CHART]

MUNICIPAL BOND YIELDS EXCEEDED TREASURY YIELDS

30-YEAR AAA-RATED GENERAL OBLIGATION (GO) BONDS*    5.11%
TAXABLE EQUIVALENT YIELD IN 38.6% TAX BRACKET       8.32%
30-YEAR TREASURY BOND                               5.04%

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE
U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS
AND ARE NOT NECESSARILY REPRESENTATIVE OF THE TRUSTS' YIELD. STATISTICS AS OF
NOVEMBER 30, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.

The performance of municipal bonds was especially noteworthy when compared to other asset classes. With the stock market declining sharply for the third consecutive year, increasingly risk-averse investors found a measure of comfort in the fixed-income market. Municipal bonds have been among the leading asset classes in 2002.

AMID CONTINUING GLOBAL AND ECONOMIC CONCERNS, WE BELIEVE THE OUTLOOK FOR BONDS IS FAVORABLE...

We continue to feel that municipal bonds merit a place in a diversified investment portfolio. We believe they are attractive because, with the outlook for inflation relatively tame, the likelihood of a sharp spike in interest rates is fairly remote. Meanwhile, given the ongoing geopolitical concerns, the quality of municipal bonds is compelling. Finally, municipal bonds may find additional support from the fact that many states and municipalities have been forced to raise taxes in order to close budget deficits. The resulting higher taxes could well enhance the attractiveness of tax-favored investments.

*It is not possible to invest directly in an Index.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE VARIOUS PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- While California has seen some signs of recovery, the pace of job creation has been disappointing. Trade, personal services and government have been the prime sources of new jobs, while the technology sector has been less robust. California's jobless rate was 6.4% in November 2002, up from 6.1% a year ago.

- Insured* general obligations bonds represented the Trust's largest sector weighting at November 30, 2002. With the state and local communities reporting lower revenues, insured* bonds provided quality and an added measure of security in a difficult economic climate.

- Insured* transportation bonds were a significant investment focus, and included key airports, highways and port facilities. For example, the Port of Oakland owns and operates Oakland International Airport, serving more than 9.8 million passengers annually, as well as the nation's fourth busiest seaport facility.

- Special tax revenue bonds were among the Trust's largest sector weightings. These bonds are secured by the levy of special assessments - as opposed to property taxes - by local governments. The levies help defray costs on improvements or infrastructures that benefit local property owners.

- Insured* water and sewer bonds played a major role, including a large investment in East Bay Municipal Utilities District. EBMUD supplies water and wastewater treatment for parts of Alameda and Contra Costa counties on the eastern side of San Francisco Bay.

TRUST STATISTICS(1)

-    Number of Issues:                      78
-    Effective Maturity:                    14.7 years
-    Average Rating:                        AA
-    Average Call:                          9.2 years
-    Average Dollar Price:                  $92.17

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 1.84% for the year ended November 30, 2002. That return was the result of a decrease in share price from $14.32 on November 30, 2001, to $13.66 on November 30, 2002, and the reinvestment of $0.934 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 8.10% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $14.41 on November 30, 2001, to $14.59 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.66, the Trust had a market yield of 6.96% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 12.50%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               60.0%
AA                                 6.7%
A                                 12.5%
BBB                                8.0%
NON-RATED                         12.8%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                              1.84%
Life of Trust (1/29/99)               3.45

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              8.10%
Life of Trust (1/29/99)               5.24

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

INSURED - GENERAL OBLIGATIONS*       21.0%
INSURED - TRANSPORTATION*            20.7%
SPECIAL TAX REVENUE                  20.1%
INSURED - WATER & SEWER*             15.9%
HOSPITAL                             15.3%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 44.31% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE FLORIDA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- Florida's tourism sector regained some momentum in the wake of last year's post-September 11 travel concerns. Residential construction was robust, although commercial activity remained weak in response to lower business investment and expansion plans. Florida's jobless rate was 5.0% in November 2002, down from 5.6% a year ago.

- Insured* transportation bonds constituted the Trust's largest sector weighting at November 30, 2002. The Trust's investments spanned a wide range of projects, including port facilities, airports and highways, including Florida State Turnpike Authority.

- Insured* water and sewer bonds were a major focus of the Trust. These water utility issues are attractive to investors in a slow economy because they represent an essential service, a non-discretionary expenditure backed by water bill payments.

- Insured* special tax revenue bonds again represented a significant commitment. These bonds - backed by special assessments on local communities - were used to fund the building of infrastructure by communities coping with Florida's continuing fast population growth.

- Management remained very selective within the hospital sector. With this competitive industry facing the pressure of new reimbursement rules, the Trust focused on institutions with sound financial structures, good management and a solid market share.

TRUST STATISTICS(1)

-    Number of Issues:                      69
-    Effective Maturity:                    17.3 years
-    Average Rating:                        AA
-    Average Call:                          7.3 years
-    Average Dollar Price:                  $100.17

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 15.18% for the year ended November 30, 2002. That return was the result of an increase in share price from $13.38 on November 30, 2001, to $14.40 on November 30, 2002, and the reinvestment of $0.953 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 9.93% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $14.34 on November 30, 2001, to $14.73 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.40, the Trust had a market yield of 6.85% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.16%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               61.5%
AA                                 9.0%
A                                  9.4%
BBB                                2.4%
NON-RATED                         17.7%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                             15.18%
Life of Trust (1/29/99)               4.99

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              9.93%
Life of Trust (1/29/99)               5.61

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

INSURED - TRANSPORTATION*            23.6%
INSURED - WATER & SEWER*             21.5%
INSURED - SPECIAL TAX REVENUE*       19.5%
HOSPITAL                             13.6%
SPECIAL TAX REVENUE                  12.1%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal income tax and state intangibles tax/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 38.6% combined federal and state intangibles tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- The Massachusetts economy suffered job losses in the manufacturing, technology and financial services sectors in the past year. Lower capital spending has impacted technology-related companies, while a slumping stock market has hit the financial services sector. The November 2002 jobless rate was 5.0%, up from 4.4% a year ago.

- Education bonds remained the Trust's largest sector weighting at November 30, 2002. In addition to colleges and universities, the Trust held bonds of private secondary schools. Private schools have generally enjoyed strong enrollment despite the economic downturn.

- The Trust continued its efforts to upgrade its hospital investments. One such investment was an A- rated issue for Covenant Health Care System. Covenant manages a chain of hospital facilities in Maine, New Hampshire and Massachusetts and is well-positioned in its various markets.

- In the electric utilities sector, the Trust had a new Massachusetts IFA issue for Devens Electric System. The bonds helped finance the construction of electric infrastructure associated with the transition of Fort Devens in Ayer from a military complex to light industrial/commercial use.

- Management responded to the dramatic interest rate decline by adjusting the Trust's coupon structure. Management took advantage of strong retail demand, boosted by investors' need to replace bonds that had been called.

TRUST STATISTICS(1)

-    Number of Issues:                      57
-    Effective Maturity:                    19.0 years
-    Average Rating:                        AA-
-    Average Call:                          7.1 years
-    Average Dollar Price:                  $96.76

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 15.16% for the year ended November 30, 2002. That return was the result of an increase in share price from $14.37 on November 30, 2001, to $15.51 on November 30, 2002, and the reinvestment of $0.937 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 8.50% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $14.11 on November 30, 2001, to $14.35 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $15.51, the Trust had a market yield of 6.21% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 10.68%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               50.4%
AA                                 5.8%
A                                 18.8%
BBB                               16.3%
BB                                 1.1%
NON-RATED                          7.6%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                             15.16%
Life of Trust (1/29/99)               6.91

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              8.50%
Life of Trust (1/29/99)               4.77

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

EDUCATION                            30.1%
HOSPITAL                             22.8%
INSURED - EDUCATION*                 21.7%
INSURED - TRANSPORTATION*            10.8%
HEALTH CARE - MISCELLANEOUS           8.8%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 41.85% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- The Michigan economy has registered modest growth in the past year, reflected by a decline in the state's November jobless rate to 5.7% from 6.1% a year ago. Manufacturers have managed to pare down excess inventories that have constrained the sector. However, despite low interest rates, commercial construction has remained weak.

- Hospital bonds represented the Trust's largest sector weighting at November 30, 2002. In a very competitive Michigan hospital market, the Trust focused on well regarded institutions, such as McLaren Medical Center, believed to have sound financial structures, good management and a favorable demographic base.

- As part of management's focus on credit quality, the Trust maintained a large investment in insured* general obligations. Insured* bonds provided a measure of support in a weak economy, as well as added diversification among city and county issues.

- The Trust remained highly selective with respect to industrial development revenue bonds. The weak economy has been especially challenging for industrial companies. Therefore, management closely monitored issuers for their revenue outlook and underlying fundamentals.

- Management adjusted the Trust's coupon structure to reflect the dramatic decline in interest rates. Management also continued to update call protection, eliminating issues with unfavorable call features in favor of bonds with longer-dated call provisions.

TRUST STATISTICS(1)

-    Number of Issues:                      54
-    Effective Maturity:                    16.7 years
-    Average Rating:                        AA-
-    Average Call:                          7.9 years
-    Average Dollar Price:                  $96.92

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 14.72% for the year ended November 30, 2002. That return was the result of an increase in share price from $13.00 on November 30, 2001, to $13.94 on November 30, 2002, and the reinvestment of $0.953 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 6.32% for the year ended November 30, 2002. That return was the result of a decrease in net asset value from $14.49 on November 30, 2001, to $14.40 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.94, the Trust had a market yield of 6.97% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.84%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               54.3%
AA                                 6.1%
A                                 15.9%
AA                                12.1%
NON-RATED                         11.6%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                             14.72%
Life of Trust (1/29/99)               4.04

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              6.32%
Life of Trust (1/29/99)               4.93

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

HOSPITAL                             40.3%
INSURED - GENERAL OBLIGATION*        23.2%
GENERAL OBLIGATIONS                  16.6%
INDUSTRIAL DEVELOPMENT REVENUE       11.1%
INSURED - TRANSPORTATION*            10.8%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 41.12% combined federal and state income tax rate. Income may also be subject to single business tax and city income tax. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- Economic activity in New Jersey has remained somewhat sluggish, with businesses slow to hire in an uncertain climate. One bright spot was in the construction sector, prompted by a brisk housing market and strong demand for industrial space. The state's November 2002 jobless rate was 5.6%, well above the 4.8% rate of a year ago.

- In a slow economy, the Trust remained selective with respect to economically-sensitive sectors. Insured* transportation bonds were the Trust's largest sector weighting at November 30, 2002. The Trust's investments included Port Authority of New York and New Jersey and the Delaware River Port Authority, another well-regarded issuer.

- In a diversification-driven move, management added Tobacco Settlement Finance Corp. bonds. Backed by the state's share of receipts from the 46-state Tobacco Master Settlement Agreement, the bonds represent an A rated security, a relative rarity in today's municipal market, and carry an attractive 6.0% coupon.

- The Trust took advantage of strong retail demand, selling 4.75%-5.00% coupons and recycling the proceeds into new issues, including one for Salem County Pollution Control Financing Authority. Recent trends have altered the climate for investor-owned utilities, necessitating especially intensive research by investors.

- Management continued its efforts to improve the Trust's call protection. With the sharp decline in interest rates in recent years, many bonds in the market are now approaching call dates. Accordingly, call protection has merited close attention.

TRUST STATISTICS(1)

-    Number of Issues:                      61
-    Effective Maturity:                    13.4 years
-    Average Rating:                        AA-
-    Average Call:                          7.9 years
-    Average Dollar Price:                  $102.17

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 15.70% for the year ended November 30, 2002. That return was the result of an increase in share price from $13.34 on November 30, 2001, to $14.40 on November 30, 2002, and the reinvestment of $0.976 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 8.56% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $13.88 on November 30, 2001, to $14.06 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.40, the Trust had a market yield of 7.00% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 12.18%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               54.1%
AA                                 9.4%
A                                 10.3%
BBB                               12.7%
NON-RATED                         13.5%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                             15.70%
Life of Trust (1/29/99)               4.99

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              8.56%
Life of Trust (1/29/99)               4.34

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

INSURED - TRANSPORTATION*            28.6%
HOSPITAL                             20.7%
INSURED - GENERAL OBLIGATIONS        16.6%
TRANSPORTATION                       15.7%
INSURED - EDUCATION*                 13.9%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 42.51% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE NEW YORK MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- New York's economy continued to recover from last year's recession, with some improvement in retail sales and manufacturing. However, the overall pace of activity remained soft. New York City's once-torrid real estate market has settled down considerably in the past year. The state's November 2002 jobless rate was 6.0%, up from 5.6% a year ago.

- With quality a prime strategic consideration for the Trust, insured* transportation bonds were the largest sector weighting at November 30, 2002. The New York Thruway Authority is among the state's most frequent and well-regarded issuers, and provides excellent liquidity and quality to the Trust.

- The hospital sector remained a major focus of the Trust, with investments in a diversified range of facilities throughout the state. Management emphasized competitive, financially sound institutions possessing a strong market share in their communities.

- In a weak economy, education and insured* education bonds played a significant role in the Trust. Investments included issues for some of the state's most celebrated universities, including Cornell University and Rockefeller University.

- As interest rates declined sharply, management continued to adjust the Trust's average coupon, while maintaining its efforts to upgrade call protection. With low interest rates prompting refundings, call protection has become increasingly important for municipal investors.

TRUST STATISTICS(1)

-    Number of Issues:                      64
-    Effective Maturity:                    12.5 years
-    Average Rating:                        AA-
-    Average Call:                          8.2 years
-    Average Dollar Price:                  $104.58

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 6.56% for the year ended November 30, 2002. That return was the result of a decrease in share price from $14.05 on November 30, 2001, to $13.99 on November 30, 2002, and the reinvestment of $0.984 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 11.36% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $14.28 on November 30, 2001, to $14.86 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.99, the Trust had a market yield of 7.31% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 12.78%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                     41.8%
AA                      17.7%
A                       19.5%
BBB                      7.0%
B                        0.5%
Non-Rated               13.5%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                              6.56%
Life of Trust (1/29/99)               4.19

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                             11.36%
Life of Trust (1/29/99)               5.84

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

INSURED - TRANSPORTATION*            18.4%
HOSPITAL                             13.7%
ESCROWED/PREREFUNDED                 12.6%
EDUCATION                            12.5%
ELECTRIC UTILITIES                   11.1%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 42.81% combined federal and state income tax rate. New York City residents may be subject to New York City personal income tax. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE OHIO MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002
MANAGEMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- Ohio's economy has given mixed signals in recent months. With the exception of automakers and auto parts manufacturers - which were boosted by sales incentives - the manufacturing sector remained hampered by continuing sluggish demand. The state's November 2002 jobless rate was 5.4%, up from 4.7% a year ago.

- Hospital bonds constituted the Trust's largest sector weighting at November 30, 2002. The Trust focused on institutions management deemed most competitive in a difficult industry climate, including Children's Hospital of Akron. Children's is one of the nation's largest pediatric facilities, featuring more than 30 areas of specialized medical care.

- In a weak revenue climate for states and municipalities, insured* general obligations (GOs) represented a major focus. A soft economy has produced an uncertain revenue outlook for many Ohio issuers. As a result, insured* GO's have commanded more attention from municipal bond investors.

- The Trust found opportunities in special tax revenue bonds. These bonds were used to fund the purchases of equipment and the building of infrastructure by Ohio communities, significantly enhancing their financial flexibility.

- Management remained very selective with respect to its industrial development revenue (IDR) holdings, paring its investments in the past year. The slow pace of recovery has created an uncertain revenue outlook for many cyclical IDR issuers.

TRUST STATISTICS(1)

-    Number of Issues:                      50
-    Effective Maturity:                    15.9 years
-    Average Rating:                        A+
-    Average Call:                          9.1 years
-    Average Dollar Price:                  $98.72

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 15.59% for the year ended November 30, 2002. That return was the result of an increase in share price from $13.62 on November 30, 2001 to $14.73 on November 30, 2002, and the reinvestment of $0.954 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 7.49% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $14.07 on November 30, 2001 to $14.15 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.73, the Trust had a market yield of 6.77% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.92%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               39.6%
AA                                12.3%
A                                 22.2%
BBB                               10.8%
BB                                 1.5%
NON-RATED                         13.6%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                             15.59%
Life of Trust (1/29/99)               5.42

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              7.49%
Life of Trust (1/29/99)               4.33

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

HOSPITAL                             21.0%
INSURED - GENERAL OBLIGATIONS*       17.3%
INDUSTRIAL DEVELOPMENT REVENUE       16.3%
INSURED - SPECIAL TAX REVENUE*       15.1%
INSURED - EDUCATION*                 11.6%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 43.21% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002 MANAGEMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- The weak economy has hit Pennsylvania's manufacturing sector, especially in the durable goods and electronics areas. However, the construction sector, spurred by low interest rates, has generated some new jobs. Pennsylvania's jobless rate was 5.6% in November 2002, up from the 5.0% pace of a year ago.

- In an uncertain economic climate, education and insured* education bonds were among the Trust's largest sector weightings at November 30, 2002. Institutions such as Bryn Mawr, the University of Pennsylvania and Lafayette College, whose applications for admission consistently exceed placement capacity, tended to enjoy stable tuition income, even as other sectors faced declining revenues.

- Insured* general obligations (GOs) were key holdings. In a period of revenue uncertainties, insured* bonds represented good relative value. High quality GOs provide a measure of protection in a poor credit environment.

- Insured* water and sewer bonds remained a significant investment. These water utility issues are attractive to investors in a slow economy because they represent an essential service, a non-discretionary expenditure backed by water bill payments.

- Management continued to maintain a well-diversified coupon allocation, balancing higher-income issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

TRUST STATISTICS(1)

-    Number of Issues:                      62
-    Effective Maturity:                    14.2 years
-    Average Rating:                        AA
-    Average Call:                          7.0 years
-    Average Dollar Price:                  $98.52

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 16.77% for the year ended November 30, 2002. That return was the result of an increase in share price from $12.75 on November 30, 2001, to $13.96 on November 30, 2002, and the reinvestment of $0.887 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 7.40% for the year ended November 30, 2002. That return was the result of an increase in net asset value from $14.16 on November 30, 2001, to $14.26 on November 30, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.96, the Trust had a market yield of 6.67% at November 30, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.18%.(4)

RATING DISTRIBUTION(1)

BY TOTAL INVESTMENTS

[CHART]

AAA                               68.6%
AA                                 2.0%
A                                  8.8%
BBB                                8.9%
BB                                 1.5%
NON-RATED                         10.2%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF NOVEMBER 30, 2002

PERFORMANCE(5)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
--------------------------------------------------------------------------------
One Year                             16.77%
Life of Trust (1/29/99)               3.99

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                              7.40%
Life of Trust (1/29/99)               4.57

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended November 30, 2002 was designated as an exempt interest dividend.

5 LARGEST CATEGORIES(1)

BY NET ASSETS APPLICABLE TO COMMON SHARES

[CHART]

INSURED - EDUCATION*                 23.7%
INSURED - GENERAL OBLIGATIONS*       20.2%
INSURED - WATER & SEWER*             16.1%
INSURED - HOSPITAL*                  15.6%
INSURED - TRANSPORTATION*            15.6%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 40.32% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

CALIFORNIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 153.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 9.6%
-------------------------------------------------------------------------
    $ 1,000        California Educational Facilities
                   Authority, (Dominican University),
                   5.75%, 12/1/30                            $  1,015,690
        500        California Educational Facilities
                   Authority, (Pepperdine University),
                   5.00%, 11/1/29                                 494,505
      1,850        California Educational Facilities
                   Authority, (Santa Clara University),
                   5.00%, 9/1/23                                1,872,588
      4,000        California Educational Facilities
                   Authority, (Stanford University),
                   5.125%, 1/1/31                               4,033,080
      2,500        California Educational Facilities
                   Authority, (University of Southern
                   California), 5.50%, 10/1/27                  2,609,675
-------------------------------------------------------------------------
                                                             $ 10,025,538
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.4%
-------------------------------------------------------------------------
    $ 2,425        Foothill/Eastern Transportation Corridor
                   Agency, Escrowed to Maturity,
                   0.00%, 1/1/20                             $  1,021,289
      5,130        Foothill/Eastern Transportation Corridor
                   Agency, Escrowed to Maturity, (FSA),
                   0.00%, 1/1/26                                1,507,502
-------------------------------------------------------------------------
                                                             $  2,528,791
-------------------------------------------------------------------------
Hospital -- 15.3%
-------------------------------------------------------------------------
    $ 2,000        California Health Facilities Financing
                   Authority, (Cedars-Sinai Medical
                   Center), 6.25%, 12/1/34                   $  2,111,980
        750        California Infrastructure and Economic
                   Development, (Kaiser Hospital),
                   5.50%, 8/1/31                                  745,117
      1,650        California Statewide Communities
                   Development Authority, (Kaiser
                   Permanente), 5.50%, 11/1/32                  1,661,830
      1,750        California Statewide Communities
                   Development Authority, (Sonoma County
                   Indian Health), 6.40%, 9/1/29                1,653,767
      1,500        California Statewide Communities
                   Development Authority, (Sutter Health),
                   5.50%, 8/15/28                               1,492,710
      1,500        Duarte, COP, (City of Hope),
                   5.25%, 4/1/24                                1,407,480
      1,000        Stockton Health Facilities Authority,
                   (Dameron Hospital), 5.70%, 12/1/14           1,031,170
      2,000        Tahoe Forest Hospital District,
                   5.85%, 7/1/22                                1,947,400
      2,000        Torrance Hospital, (Torrance Memorial
                   Medical Center), 5.50%, 6/1/31               1,998,560
      2,000        Washington Township, Health Care
                   District, 5.25%, 7/1/29                      1,981,500
-------------------------------------------------------------------------
                                                             $ 16,031,514
-------------------------------------------------------------------------
Housing -- 4.9%
-------------------------------------------------------------------------
    $ 1,000        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 6.50%, 12/1/29              $    975,180
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------
    $   500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34              $    500,350
        792        Commerce, (Hermitage III Senior
                   Apartments), 6.50%, 12/1/29                    762,462
        449        Commerce, (Hermitage III Senior
                   Apartments), 6.85%, 12/1/29                    428,896
      2,765        Monterey County Housing Authority,
                   Multifamily, (Parkside Manor
                   Apartments), 5.00%, 1/1/29                   2,438,951
-------------------------------------------------------------------------
                                                             $  5,105,839
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.3%
-------------------------------------------------------------------------
    $ 1,250        California Pollution Control Financing
                   Authority, (Mobil Oil Corp.), (AMT),
                   5.50%, 12/1/29                            $  1,311,450
-------------------------------------------------------------------------
                                                             $  1,311,450
-------------------------------------------------------------------------
Insured-Education -- 6.5%
-------------------------------------------------------------------------
    $ 3,770        California Educational Facilities
                   Authority, (Pooled College and
                   University), (MBIA), 5.10%, 4/1/23        $  3,797,483
      3,000        California University, (AMBAC),
                   5.00%, 11/1/33                               2,992,860
-------------------------------------------------------------------------
                                                             $  6,790,343
-------------------------------------------------------------------------
Insured-Electric Utilities -- 15.0%
-------------------------------------------------------------------------
    $ 3,250        California Pollution Control Financing
                   Authority, (Southern California Edison
                   Co.), (MBIA), (AMT), 5.55%, 9/1/31        $  3,311,750
      2,500        California Pollution Control Financing
                   Authority, PCR, (Pacific Gas and
                   Electric), (MBIA), (AMT),
                   5.35%, 12/1/16                               2,672,500
      5,650        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)           5,959,959
        665        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(2)(3)            719,723
      3,000        Sacramento Municipal Electric Utility
                   District, (FSA), 5.00%, 8/15/28              3,003,210
-------------------------------------------------------------------------
                                                             $ 15,667,142
-------------------------------------------------------------------------
Insured-General Obligations -- 21.0%
-------------------------------------------------------------------------
    $ 3,650        Burbank Unified School District, (FGIC),
                   0.00%, 8/1/18                             $  1,653,961
      1,650        California RITES, (AMBAC), Variable
                   Rate, 5/1/26(1)(2)                           1,917,696
      6,425        Foothill-De Anza Community College
                   District, (MBIA), 0.00%, 8/1/20              2,555,736
      3,000        Foothill-De Anza Community College
                   District, (MBIA), 0.00%, 8/1/21              1,114,290

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-General Obligations (continued)
-------------------------------------------------------------------------
    $ 3,750        Los Angeles Unified School District,
                   (FGIC), 5.375%, 7/1/25                    $  3,869,962
      5,000        Murrieta Valley Unified School District,
                   (FGIC), 0.00%, 9/1/20                        1,976,850
      2,500        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                 2,713,675
      9,635        San Ramon Valley Unified School
                   District, (FGIC), 0.00%, 7/1/18              4,384,407
      4,500        Ukiah Unified School District, (FGIC),
                   0.00%, 8/1/20                                1,802,385
-------------------------------------------------------------------------
                                                             $ 21,988,962
-------------------------------------------------------------------------
Insured-Hospital -- 4.6%
-------------------------------------------------------------------------
    $ 3,200        California Statewide Communities
                   Development Authority, (Children's
                   Hospital Los Angeles), (MBIA),
                   5.25%, 8/15/29                            $  3,265,888
      1,245        California Statewide Communities
                   Development Authority, (Sutter Health),
                   Residual Certificates, (FSA), Variable
                   Rate, 8/15/27(2)(3)                          1,517,618
-------------------------------------------------------------------------
                                                             $  4,783,506
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 6.8%
-------------------------------------------------------------------------
    $ 9,000        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/17                             $  4,314,780
     11,500        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/28                                2,797,260
-------------------------------------------------------------------------
                                                             $  7,112,040
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.7%
-------------------------------------------------------------------------
    $   250        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(1)(2)                              $    252,645
        525        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                      533,332
-------------------------------------------------------------------------
                                                             $    785,977
-------------------------------------------------------------------------
Insured-Transportation -- 20.7%
-------------------------------------------------------------------------
    $ 2,500        Los Angeles County Metropolitan
                   Transportation Authority, (FGIC),
                   5.25%, 7/1/30                             $  2,549,225
      2,300        Port of Oakland, CA, (MBIA), (AMT),
                   5.375%, 11/1/25                              2,342,297
      2,515        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), Variable Rate,
                   1/1/19(2)(3)                                 2,557,277
      1,750        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              1,694,473
      1,250        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36             1,260,138
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation (continued)
-------------------------------------------------------------------------
    $ 5,000        San Francisco City and County Airports,
                   (International Airport), (FGIC), (AMT),
                   5.25%, 5/1/30                             $  5,034,900
      6,000        San Francisco, (Bay Area Rapid
                   Transportation District), (FGIC),
                   5.50%, 7/1/34                                6,229,800
-------------------------------------------------------------------------
                                                             $ 21,668,110
-------------------------------------------------------------------------
Insured-Water and Sewer -- 15.9%
-------------------------------------------------------------------------
    $ 5,000        Contra Costa County, Water District,
                   (MBIA), 5.00%, 10/1/24                    $  5,007,450
      6,250        East Bay Municipal Utilities District
                   Water System, (MBIA), 5.00%, 6/1/38          6,203,750
      4,000        Metropolitan Water District, (Southern
                   California Waterworks), (MBIA), Variable
                   Rate, 7/1/27(2)(3)                           3,915,520
      4,850        Santa Rosa Wastewater, (AMBAC),
                   0.00%, 9/1/23                                1,571,158
-------------------------------------------------------------------------
                                                             $ 16,697,878
-------------------------------------------------------------------------
Lease Revenue/Certificates of Participation -- 6.5%
-------------------------------------------------------------------------
    $ 4,000        Sacramento City, Financing Authority,
                   5.40%, 11/1/20                            $  4,273,200
      2,500        San Diego County, Certificates of
                   Participation, 5.375%, 10/1/41               2,532,800
-------------------------------------------------------------------------
                                                             $  6,806,000
-------------------------------------------------------------------------
Special Tax Revenue -- 20.1%
-------------------------------------------------------------------------
    $ 1,500        Bonita Canyon Public Facilities
                   Financing Authority, 5.375%, 9/1/28       $  1,453,125
      1,750        Capistrano Unified School District,
                   5.75%, 9/1/29                                1,722,805
      1,685        Corona, Public Financing Authority,
                   5.80%, 9/1/20                                1,686,634
      1,000        Corona-Norco Unified School District
                   Public Financing Authority,
                   6.125%, 9/1/31                               1,005,200
      1,590        Fontana Redevelopment Agency, (Jurupa
                   Hills), 5.60%, 10/1/27                       1,599,890
        750        Irvine, Improvement Bond Act of 1915,
                   5.50%, 9/2/22                                  738,833
      1,435        Lincoln Public Financing Authority,
                   Improvement Bond Act of 1915 (Twelve
                   Bridges), 6.20%, 9/2/25                      1,475,912
        600        Manteca Unified School District,
                   5.80%, 9/1/24                                  601,440
      2,465        Oakland Joint Powers Financing
                   Authority, 5.40%, 9/2/18                     2,577,429
        995        Oakland Joint Powers Financing
                   Authority, 5.50%, 9/2/24                     1,017,218
        700        Rancho Cucamonga Public Financing
                   Authority, 6.00%, 9/2/20                       719,348
      1,245        Roseville Special Tax, 6.30%, 9/1/25         1,280,507
      1,325        San Pablo Redevelopment Agency,
                   5.65%, 12/1/23                               1,344,504
      1,500        Santa Margarita Water District,
                   6.20%, 9/1/20                                1,532,415

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $   250        Santaluz Community Facilities District
                   No. 2, 6.10%, 9/1/21                      $    255,058
        500        Santaluz Community Facilities District
                   No. 2, 6.20%, 9/1/30                           509,420
        500        Turlock Public Financing Authority,
                   5.45%, 9/1/24                                  493,125
      1,000        Whittier Public Financing Authority,
                   (Greenleaf Avenue Redevelopment),
                   5.50%, 11/1/23                               1,004,890
-------------------------------------------------------------------------
                                                             $ 21,017,753
-------------------------------------------------------------------------
Transportation -- 1.0%
-------------------------------------------------------------------------
    $ 1,170        Port Redwood City, (AMT), 5.125%, 6/1/30  $  1,099,496
-------------------------------------------------------------------------
                                                             $  1,099,496
-------------------------------------------------------------------------
Water and Sewer -- 1.5%
-------------------------------------------------------------------------
    $ 1,600        California Department Water Resource
                   Power Supply, 5.125%, 5/1/18              $  1,608,928
-------------------------------------------------------------------------
                                                             $  1,608,928
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 153.8%
   (identified cost $155,740,116)                            $161,029,267
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.6%                       $  2,673,800
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (56.4)%                                                    (59,000,000)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $104,703,067
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 60.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.1% to 22.5% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 154.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 1.6%
-------------------------------------------------------------------------
     $1,000        Volusia County Educational Facilities
                   Authority, (Embry Riddle Aeronautical),
                   5.75%, 10/15/29                           $  1,018,620
-------------------------------------------------------------------------
                                                             $  1,018,620
-------------------------------------------------------------------------
Electric Utilities -- 6.2%
-------------------------------------------------------------------------
     $1,850        Hillsborough County, IDA, (Tampa
                   Electric Co.), 5.50%, 10/1/23             $  1,842,803
      2,000        Jacksonville Electric Authority,
                   Variable Rate, 10/1/32(1)(2)                 2,016,340
-------------------------------------------------------------------------
                                                             $  3,859,143
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 7.7%
-------------------------------------------------------------------------
     $  650        Dade County, Professional Sports
                   Franchise Facility, (MBIA), Escrowed to
                   Maturity, 5.25%, 10/1/30                  $    680,764
      2,500        Escambia County, Health Facilities
                   Authority, (Charity Obligation Group),
                   Prerefunded to 11/1/10, 5.00%, 11/1/28       2,703,250
      1,250        Tampa Bay Water Utility System, (FGIC),
                   Prerefunded to 10/1/11, 5.75%, 10/1/29       1,435,012
-------------------------------------------------------------------------
                                                             $  4,819,026
-------------------------------------------------------------------------
General Obligations -- 2.6%
-------------------------------------------------------------------------
     $1,250        Florida, Variable Rate, 7/1/27(1)(2)      $  1,248,862
        350        Florida Board of Education,
                   4.75%, 6/1/28                                  336,392
-------------------------------------------------------------------------
                                                             $  1,585,254
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 0.8%
-------------------------------------------------------------------------
     $  500        Osceola County IDA Community Provider
                   Pooled Loan, 7.75%, 7/1/17                $    509,280
-------------------------------------------------------------------------
                                                             $    509,280
-------------------------------------------------------------------------
Hospital -- 13.6%
-------------------------------------------------------------------------
     $2,250        Highlands County Health Facilities
                   Authority, (Adventist Health System),
                   5.25%, 11/15/28                           $  2,153,205
      1,250        Jacksonville, EDA, (Mayo Clinic),
                   5.50%, 11/15/36                              1,262,950
      3,750        Lakeland Hospital System, (Lakeland
                   Regional Health System),
                   5.50%, 11/15/32                              3,671,737
      1,400        West Orange Health Care District,
                   5.80%, 2/1/31                                1,404,508
-------------------------------------------------------------------------
                                                             $  8,492,400
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Housing -- 3.9%
-------------------------------------------------------------------------
     $1,740        Escambia County Housing Finance
                   Authority, SFM, (Multi-County Program),
                   (AMT), 5.50%, 10/1/31                     $  1,771,999
        500        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20           513,635
        130        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05           129,658
-------------------------------------------------------------------------
                                                             $  2,415,292
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.8%
-------------------------------------------------------------------------
     $  940        Broward County IDR, (Lynxs Cargoport),
                   (AMT), 6.75%, 6/1/19                      $    853,689
        650        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26                286,071
-------------------------------------------------------------------------
                                                             $  1,139,760
-------------------------------------------------------------------------
Insured-Electric Utilities -- 10.9%
-------------------------------------------------------------------------
     $1,600        Burke County Development Authority
                   (Georgia Power Co.), (MBIA),
                   5.45%, 5/1/34                             $  1,612,368
      1,100        Guam Power Authority, (MBIA),
                   5.125%, 10/1/29                              1,113,519
      2,750        Jupiter Island, Utility System, (South
                   Martin Regional Utility), (MBIA),
                   5.00%, 10/1/28                               2,748,240
      1,250        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)           1,318,575
-------------------------------------------------------------------------
                                                             $  6,792,702
-------------------------------------------------------------------------
Insured-General Obligations -- 6.3%
-------------------------------------------------------------------------
     $2,500        Florida Board of Education, (MBIA),
                   4.50%, 6/1/28                             $  2,313,475
      1,500        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                 1,628,205
-------------------------------------------------------------------------
                                                             $  3,941,680
-------------------------------------------------------------------------
Insured-Hospital -- 5.7%
-------------------------------------------------------------------------
     $1,000        Maricopa County IDA, (Mayo Clinic
                   Hospital), (AMBAC), 5.25%, 11/15/37       $  1,013,210
      1,350        Miami Dade County Health Facilities
                   Authority, (Miami Children's Hospital),
                   (AMBAC), 5.125%, 8/15/26                     1,359,139
      1,250        Tampa, (Catholic Health System), (MBIA),
                   4.75%, 11/15/28                              1,191,887
-------------------------------------------------------------------------
                                                             $  3,564,236
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Housing -- 1.8%
-------------------------------------------------------------------------
     $1,100        Broward County Housing Finance
                   Authority, Multifamily Housing, (Venice
                   Homes Apartments), (FSA), (AMT),
                   5.70%, 1/1/32                             $  1,109,746
-------------------------------------------------------------------------
                                                             $  1,109,746
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 19.5%
-------------------------------------------------------------------------
     $1,470        Dade County, Special Obligation Residual
                   Certificates, (AMBAC), Variable Rate,
                   10/1/35(2)(3)                             $  1,454,197
      2,250        Jacksonville, Sales Tax, (AMBAC),
                   5.00%, 10/1/30                               2,244,802
      1,470        Miami Beach Resort Tax, (AMBAC),
                   6.25%, 10/1/22                               1,731,263
      4,000        Miami-Dade County, (Professional Sport
                   Franchise), (MBIA), 4.75%, 10/1/30           3,841,600
      1,395        Miami-Dade County, Special Obligation,
                   (MBIA), 5.00%, 10/1/37                       1,383,073
      1,000        Orange County Tourist Development,
                   (AMBAC), 5.125%, 10/1/30                     1,008,800
        440        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                      446,983
-------------------------------------------------------------------------
                                                             $ 12,110,718
-------------------------------------------------------------------------
Insured-Transportation -- 23.6%
-------------------------------------------------------------------------
     $2,250        Florida Ports Financing Commission,
                   (FGIC), 5.50%, 10/1/29                    $  2,304,383
      4,200        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                3,894,996
      1,500        Greater Orlando Aviation Authority,
                   (FGIC), (AMT), Variable Rate,
                   4/1/13(2)(3)                                 1,588,005
        650        Lee County Airport, (FSA),
                   6.00%, 10/1/29                                 707,337
        500        Lee County Airport, (FSA), (AMT),
                   5.75%, 10/1/25                                 525,580
      1,000        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   5.50%, 1/1/37                                  978,330
      1,000        Miami-Dade County Expressway Authority,
                   (FGIC), 5.125%, 7/1/29                       1,009,760
      1,000        Orlando and Orange County Expressway
                   Authority, (FGIC), 5.00%, 7/1/28               999,670
      1,250        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36             1,342,888
      1,165        Puerto Rico Highway and Transportation
                   Authority, (MBIA), Variable Rate,
                   1/1/19(2)(3)                                 1,339,016
-------------------------------------------------------------------------
                                                             $ 14,689,965
-------------------------------------------------------------------------
Insured-Water and Sewer -- 21.5%
-------------------------------------------------------------------------
     $1,500        Miami Beach Storm Water, (FGIC),
                   5.375%, 9/1/30                            $  1,544,190
      1,000        Okeechobee Utility Authority, (FSA),
                   5.00%, 10/1/25                               1,000,900
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Water and Sewer (continued)
-------------------------------------------------------------------------
     $1,250        Saint Petersburg Public Utilities,
                   (FSA), 5.00%, 10/1/28                     $  1,249,200
      4,000        Sunrise Utilities Systems, (AMBAC),
                   5.00%, 10/1/28                               4,008,000
      2,000        Tampa Bay Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(1)(2)                 1,858,960
      3,900        Winter Haven Utilities System, (MBIA),
                   4.75%, 10/1/28                               3,756,987
-------------------------------------------------------------------------
                                                             $ 13,418,237
-------------------------------------------------------------------------
Nursing Home -- 3.7%
-------------------------------------------------------------------------
     $  750        Alachua County Health Facilities
                   Authority, (Beverly Enterprises Inc.),
                   6.75%, 4/1/10                             $    775,170
        850        Okaloosa County Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                                 756,033
        265        Orange County Health Facilities
                   Authority, (Westminster Community Care),
                   6.60%, 4/1/24                                  198,750
        735        Orange County Health Facilities
                   Authority, (Westminster Community Care),
                   6.75%, 4/1/34                                  551,397
-------------------------------------------------------------------------
                                                             $  2,281,350
-------------------------------------------------------------------------
Other Revenue -- 1.2%
-------------------------------------------------------------------------
     $  750        Capital Trust Agency, (Seminole Tribe
                   Convention), 10.00%, 10/1/33              $    764,760
-------------------------------------------------------------------------
                                                             $    764,760
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.1%
-------------------------------------------------------------------------
     $1,500        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/29                           $  1,330,230
-------------------------------------------------------------------------
                                                             $  1,330,230
-------------------------------------------------------------------------
Special Tax Revenue -- 12.1%
-------------------------------------------------------------------------
     $  440        Fleming Island Plantation Community
                   Development District, 6.30%, 2/1/05       $    443,208
        700        Heritage Harbour South Community
                   Development District, (Capital
                   Improvements), 5.40%, 11/1/08                  692,818
        900        Heritage Springs Community Development
                   District, 6.75%, 5/1/21                        916,029
        950        Longleaf Community Development District,
                   6.65%, 5/1/20                                  848,854
        775        North Springs Improvement District,
                   (Heron Bay), 7.00%, 5/1/19                     811,286
      1,000        Northern Palm Beach County Improvement
                   District, (Water Control and
                   Improvement), 6.00%, 8/1/25                  1,012,460

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
     $  500        Stoneybrook West Community Development
                   District, 7.00%, 5/1/32                   $    519,100
        950        University Square Community Development
                   District, 6.75%, 5/1/20                        993,634
        470        Vista Lakes Community Development
                   District, 7.20%, 5/1/32                        490,469
        760        Waterlefe Community Development
                   District, 6.95%, 5/1/31                        775,451
-------------------------------------------------------------------------
                                                             $  7,503,309
-------------------------------------------------------------------------
Water and Sewer -- 8.2%
-------------------------------------------------------------------------
     $2,000        Jacksonville, Water and Sewer,
                   5.375%, 10/1/29                           $  2,017,100
      3,000        Seminole County, Water and Sewer,
                   5.375%, 10/1/22                              3,094,590
-------------------------------------------------------------------------
                                                             $  5,111,690
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 154.8%
   (identified cost $94,155,358)                             $ 96,457,398
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.2%                       $  1,349,347
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (57.0)%                                                    (35,504,502)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 62,302,243
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 59.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.8% to 23.1% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 153.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 30.1%
-------------------------------------------------------------------------
     $  500        Massachusetts Development Finance
                   Agency, (Belmont Hill School),
                   5.00%, 9/1/31                             $    486,215
      2,500        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                               2,397,700
      1,000        Massachusetts Development Finance
                   Agency, (Clark University),
                   5.00%, 7/1/28                                  940,210
        500        Massachusetts Development Finance
                   Agency, (Mount Holyoke College),
                   5.25%, 7/1/31                                  508,445
      1,000        Massachusetts Development Finance
                   Agency, (Suffolk University),
                   5.85%, 7/1/29                                1,020,290
      1,500        Massachusetts Development Finance
                   Agency, (Wheeler School),
                   6.50%, 12/1/29                               1,574,805
      1,000        Massachusetts Development Finance
                   Agency, (Xaverian Brothers High School),
                   5.65%, 7/1/29                                  965,300
      2,500        Massachusetts HEFA, (Massachusetts
                   Institute of Technology), 4.75%, 1/1/28      2,409,375
        200        Massachusetts HEFA, (Wellesley College),
                   5.125%, 7/1/39                                 198,292
        500        Massachusetts IFA, (Babson College),
                   5.25%, 10/1/27                                 500,845
        400        Massachusetts IFA, (Belmont Hill
                   School), 5.25%, 9/1/28                         388,692
-------------------------------------------------------------------------
                                                             $ 11,390,169
-------------------------------------------------------------------------
Electric Utilities -- 2.7%
-------------------------------------------------------------------------
     $1,000        Massachusetts IFA, (Devens Electric
                   System), 6.00%, 12/1/30                   $  1,007,460
-------------------------------------------------------------------------
                                                             $  1,007,460
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.9%
-------------------------------------------------------------------------
     $1,450        Rail Connections, Inc., (Route 128
                   Parking), (ACA), Prerefunded to 7/1/09,
                   0.00%, 7/1/20                             $    571,068
      3,720        Rail Connections, Inc., (Route 128
                   Parking), (ACA), Prerefunded to 7/1/09,
                   0.00%, 7/1/22                                1,285,148
-------------------------------------------------------------------------
                                                             $  1,856,216
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 8.8%
-------------------------------------------------------------------------
     $  500        Boston, IDA (Alzheimers Center), (FHA),
                   6.00%, 2/1/37                             $    539,970
        700        Massachusetts Development Finance
                   Agency, (Biomedical Research Corp.),
                   5.75%, 2/1/29                                  645,001
      1,000        Massachusetts Development Finance
                   Agency, (Biomedical Research Corp.),
                   6.25%, 8/1/20                                1,053,770
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Health Care - Miscellaneous (continued)
-------------------------------------------------------------------------
     $  510        Massachusetts Development Finance
                   Agency, (MCHSP Human Services),
                   6.60%, 8/15/29                            $    461,616
        700        Massachusetts HEFA, (Learning Center for
                   Deaf Children), 6.125%, 7/1/29                 632,002
-------------------------------------------------------------------------
                                                             $  3,332,359
-------------------------------------------------------------------------
Hospital -- 22.8%
-------------------------------------------------------------------------
     $1,000        Massachusetts HEFA, (Baystate Medical
                   Center), 5.75%, 7/1/33                    $  1,009,110
        400        Massachusetts HEFA, (Berkshire Health
                   System), 6.25%, 10/1/31                        402,932
        500        Massachusetts HEFA, (Caritas Christi),
                   6.25%, 7/1/22                                  496,895
        175        Massachusetts HEFA, (Central New England
                   Health Systems), 6.30%, 8/1/18                 168,005
      1,100        Massachusetts HEFA, (Covenant Health),
                   6.00%, 7/1/31                                1,121,802
      1,000        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.25%, 7/15/18                                 919,600
        125        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.375%, 7/15/28                                109,664
      1,375        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                       1,356,506
      2,000        Massachusetts HEFA, (South Shore
                   Hospital), 5.75%, 7/1/29                     1,995,820
      1,000        Massachusetts HEFA, (Winchester
                   Hospital), 6.75%, 7/1/30                     1,033,100
-------------------------------------------------------------------------
                                                             $  8,613,434
-------------------------------------------------------------------------
Industrial Development Revenue -- 2.0%
-------------------------------------------------------------------------
     $  750        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.60%, 12/1/15         $    771,000
-------------------------------------------------------------------------
                                                             $    771,000
-------------------------------------------------------------------------
Insured-Education -- 21.7%
-------------------------------------------------------------------------
     $  850        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(1)(2)                             $    869,244
      2,350        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 4.75%, 10/1/28          2,248,080
      1,000        Massachusetts HEFA, (Northeastern
                   University), (MBIA), 5.00%, 10/1/29            993,350
        500        Massachusetts HEFA, (UMass-Worcester
                   Campus), (FGIC), 5.25%, 10/1/31                508,270
      1,000        Massachusetts IFA, (Merrimack College),
                   (MBIA), 5.00%, 7/1/27                          995,750

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Education (continued)
-------------------------------------------------------------------------
     $2,700        Massachusetts IFA, (Tufts University),
                   (MBIA), 4.75%, 2/15/28                    $  2,586,519
-------------------------------------------------------------------------
                                                             $  8,201,213
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.0%
-------------------------------------------------------------------------
     $  750        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                      $    770,573
-------------------------------------------------------------------------
                                                             $    770,573
-------------------------------------------------------------------------
Insured-General Obligations -- 8.6%
-------------------------------------------------------------------------
     $  500        Plymouth, (MBIA), 5.25%, 10/15/20         $    521,205
        900        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                   976,923
      1,715        Westfield, (FGIC), 5.00%, 5/1/20             1,758,338
-------------------------------------------------------------------------
                                                             $  3,256,466
-------------------------------------------------------------------------
Insured-Hospital -- 7.5%
-------------------------------------------------------------------------
     $1,000        Massachusetts HEFA, (Harvard Pilgrim
                   Health), (FSA), 5.00%, 7/1/28             $    958,190
      2,000        Massachusetts HEFA, (Southcoast Health
                   System), (MBIA), 4.75%, 7/1/27               1,887,200
-------------------------------------------------------------------------
                                                             $  2,845,390
-------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 8.5%
-------------------------------------------------------------------------
     $1,250        Massachusetts Port Authority, (Delta
                   Airlines), (AMBAC), (AMT), 5.00%, 1/1/27  $  1,201,713
      1,000        Massachusetts Port Authority, (US
                   Airways), (FGIC), (AMT), 5.00%, 7/1/28         964,700
      1,000        Massachusetts Port Authority, (US
                   Airways), (MBIA), (AMT), 6.00%, 9/1/21       1,032,080
-------------------------------------------------------------------------
                                                             $  3,198,493
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.1%
-------------------------------------------------------------------------
     $  800        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(1)(2)                              $    808,464
        735        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                      746,664
-------------------------------------------------------------------------
                                                             $  1,555,128
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation -- 10.8%
-------------------------------------------------------------------------
     $1,100        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   Variable Rate, 1/1/27(2)(3)               $  1,028,500
      2,000        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   5.25%, 1/1/29                                2,025,360
      1,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), Variable Rate,
                   1/1/19(2)(3)                                 1,016,810
-------------------------------------------------------------------------
                                                             $  4,070,670
-------------------------------------------------------------------------
Insured-Water and Sewer -- 3.8%
-------------------------------------------------------------------------
     $1,500        Massachusetts Water Pollution Abatement
                   Trust, (FGIC), 4.75%, 2/1/26              $  1,437,855
-------------------------------------------------------------------------
                                                             $  1,437,855
-------------------------------------------------------------------------
Miscellaneous -- 1.0%
-------------------------------------------------------------------------
     $  300        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(2)(3)   $    361,935
-------------------------------------------------------------------------
                                                             $    361,935
-------------------------------------------------------------------------
Nursing Home -- 2.8%
-------------------------------------------------------------------------
     $  545        Massachusetts Development Finance
                   Agency, (Odd Fellows Home of
                   Massachusetts), 6.25%, 1/1/15             $    504,452
        600        Massachusetts HEFA, (Christopher House),
                   6.875%, 1/1/29                                 565,746
-------------------------------------------------------------------------
                                                             $  1,070,198
-------------------------------------------------------------------------
Senior Living / Life Care -- 3.5%
-------------------------------------------------------------------------
     $1,500        Massachusetts Development Finance
                   Agency, (Berkshire Retirement),
                   5.625%, 7/1/29                            $  1,309,635
-------------------------------------------------------------------------
                                                             $  1,309,635
-------------------------------------------------------------------------
Transportation -- 3.5%
-------------------------------------------------------------------------
     $1,350        Massachusetts Bay Transportation
                   Authority, Variable Rate, 3/1/27(1)(2)    $  1,320,989
-------------------------------------------------------------------------
                                                             $  1,320,989
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 4.1%
-------------------------------------------------------------------------
     $1,500        Massachusetts Water Pollution Abatement
                   Trust, PCR, 5.375%, 8/1/27                $  1,546,845
-------------------------------------------------------------------------
                                                             $  1,546,845
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 153.2%
   (identified cost $55,869,907)                             $ 57,916,028
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.7%                       $  1,382,037
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (56.9)%                                                    (21,503,528)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 37,794,537
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 47.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.9% to 24.5% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 155.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 4.1%
-------------------------------------------------------------------------
     $1,250        Michigan Higher Education Facility
                   Authority, (Creative Studies),
                   5.90%, 12/1/27                            $  1,234,712
-------------------------------------------------------------------------
                                                             $  1,234,712
-------------------------------------------------------------------------
Electric Utilities -- 3.3%
-------------------------------------------------------------------------
     $1,000        Michigan Strategic Fund, (Detroit Edison
                   Pollution Control), 5.45%, 9/1/29         $    995,030
-------------------------------------------------------------------------
                                                             $    995,030
-------------------------------------------------------------------------
General Obligations -- 16.6%
-------------------------------------------------------------------------
     $  500        East Grand Rapids Public Schools,
                   5.00%, 5/1/25                             $    497,645
        500        Garden City School District,
                   5.00%, 5/1/26                                  496,910
      5,335        Grand Rapids and Kent County Joint
                   Building Authority, 0.00%, 12/1/29           1,187,998
      1,000        Manistee Area Public Schools,
                   5.00%, 5/1/24                                  996,700
      1,000        White Cloud Public Schools,
                   5.125%, 5/1/31                               1,002,870
        800        Woodhaven Brownstown School District,
                   5.125%, 5/1/32                                 802,520
-------------------------------------------------------------------------
                                                             $  4,984,643
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 1.3%
-------------------------------------------------------------------------
     $  395        Pittsfield Township EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                 $    382,838
-------------------------------------------------------------------------
                                                             $    382,838
-------------------------------------------------------------------------
Hospital -- 40.3%
-------------------------------------------------------------------------
     $  500        Allegan Hospital Finance Authority,
                   (Allegan General Hospital),
                   7.00%, 11/15/21                           $    501,955
      1,000        Flint Hospital Building Authority,
                   (Hurley Medical Center), 5.375%, 7/1/20        882,850
        345        John Tolfree Health System Corp.,
                   6.00%, 9/15/23                                 337,275
        500        Kent Hospital Finance Authority,
                   (Spectrum Health), 5.50%, 1/15/31              500,890
        500        Mecosta County, (Michigan General
                   Hospital), 6.00%, 5/15/18                      464,420
      1,000        Michigan Health Facilities Authority,
                   (Henry Ford Health), 5.25%, 11/15/25           947,030
        750        Michigan Hospital Finance Authority,
                   (Ascension Health Care),
                   6.125%, 11/15/26                               788,002
      1,000        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.25%, 10/1/27                                 931,090
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $1,000        Michigan Hospital Finance Authority,
                   (Henry Ford Health), 5.25%, 11/15/20      $    972,230
      2,275        Michigan Hospital Finance Authority,
                   (McLaren Obligated Group),
                   4.50%, 10/15/21                              1,958,138
        750        Michigan Hospital Finance Authority,
                   (Memorial Healthcare Center),
                   5.875%, 11/15/21                               717,060
        750        Michigan Hospital Finance Authority,
                   (Sparrow Obligation Group),
                   5.625%, 11/15/36                               741,907
        750        Michigan Hospital Finance Authority,
                   (Trinity Health), 6.00%, 12/1/27               782,572
        750        Royal Oak, MI, Hospital Finance
                   Authority, (William Beaumont Hospital),
                   5.25%, 1/1/20                                  749,543
        800        Saginaw Hospital Finance Authority,
                   (Covenant Medical Center),
                   6.50%, 7/1/30                                  847,960
-------------------------------------------------------------------------
                                                             $ 12,122,922
-------------------------------------------------------------------------
Housing -- 3.4%
-------------------------------------------------------------------------
     $1,000        Multifamily Housing, (AMT),
                   6.00%, 11/1/33                            $  1,013,300
-------------------------------------------------------------------------
                                                             $  1,013,300
-------------------------------------------------------------------------
Industrial Development Revenue -- 11.1%
-------------------------------------------------------------------------
     $  500        Delta County EDC, (Mead
                   Westvaco-Escanaba), 6.25%, 4/15/27        $    493,795
      1,000        Detroit Local Development Finance
                   Authority, (Chrysler Corp.),
                   5.375%, 5/1/21                                 964,840
        800        Dickinson County Economic Development
                   Corp., (International Paper Co.),
                   5.75%, 6/1/16                                  808,072
        800        Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                         805,552
        625        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26                275,069
-------------------------------------------------------------------------
                                                             $  3,347,328
-------------------------------------------------------------------------
Insured-Education -- 1.6%
-------------------------------------------------------------------------
     $  500        Central Michigan University, (FGIC),
                   5.00%, 10/1/27                            $    496,310
-------------------------------------------------------------------------
                                                             $    496,310
-------------------------------------------------------------------------
Insured-Electric Utilities -- 5.1%
-------------------------------------------------------------------------
     $  500        Michigan Strategic Fund Resource
                   Recovery, (Detroit Edison Co.), (XLCA),
                   5.25%, 12/15/32(1)                        $    499,610
      1,000        Michigan Strategic Fund, (Detroit Edison
                   Co.), (MBIA), (AMT), 5.55%, 9/1/29           1,028,170
-------------------------------------------------------------------------
                                                             $  1,527,780
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-General Obligations -- 23.2%
-------------------------------------------------------------------------
     $1,000        Central Montcalm Public Schools, (MBIA),
                   6.00%, 5/1/29                             $  1,093,010
        650        Detroit School District, (FGIC),
                   4.75%, 5/1/28(2)                               616,168
        450        Eaton Rapids Public Schools, (MBIA),
                   4.75%, 5/1/25                                  432,279
      2,000        Fenton Area Public Schools, (FGIC),
                   5.00%, 5/1/24                                1,993,400
      2,000        Novi Building Authority, (FSA),
                   5.50%, 10/1/25                               2,090,200
        700        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                                   759,829
-------------------------------------------------------------------------
                                                             $  6,984,886
-------------------------------------------------------------------------
Insured-Hospital -- 8.4%
-------------------------------------------------------------------------
     $  500        Michigan Health Facilities Authority,
                   (Detroit Medical Group), (AMBAC),
                   5.25%, 8/15/27                            $    501,695
      1,000        Royal Oak Hospital Finance Authority,
                   (William Beaumont Hospital), (MBIA),
                   5.25%, 11/15/35                              1,003,880
      1,000        Saginaw Hospital Finance Authority,
                   (Covenant Medical Center), (MBIA),
                   5.50%, 7/1/24                                1,027,080
-------------------------------------------------------------------------
                                                             $  2,532,655
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 10.2%
-------------------------------------------------------------------------
     $  800        Detroit Downtown Development, (MBIA),
                   4.75%, 7/1/25                             $    763,176
        600        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(3)(5)                                   606,348
        455        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                      462,221
      1,250        Wayne Charter County, (Airport
                   Hotel-Detroit Metroplitan Airport),
                   (MBIA), 5.00%, 12/1/30                       1,223,263
-------------------------------------------------------------------------
                                                             $  3,055,008
-------------------------------------------------------------------------
Insured-Student Loan -- 3.3%
-------------------------------------------------------------------------
     $1,000        Michigan Higher Education Student Loan
                   Authority Revenue, (AMBAC), (AMT),
                   5.50%, 6/1/25(6)                          $  1,007,070
-------------------------------------------------------------------------
                                                             $  1,007,070
-------------------------------------------------------------------------
Insured-Transportation -- 10.8%
-------------------------------------------------------------------------
     $  670        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), Variable Rate,
                   1/1/19(3)(4)                              $    681,263
        600        Puerto Rico Highway and Transportation
                   Authority, (MBIA), Variable Rate,
                   1/1/19(3)(4)                                   689,622
      2,000        Wayne Charter County Airport, Residual
                   Certificates, (MBIA), (AMT), Variable
                   Rate, 12/1/28(3)(5)                          1,872,800
-------------------------------------------------------------------------
                                                             $  3,243,685
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Water and Sewer -- 9.1%
-------------------------------------------------------------------------
     $1,000        Detroit Sewer Disposal, (FGIC),
                   5.125%, 7/1/31                            $  1,000,850
      1,750        Detroit Water Supply System, (FGIC),
                   5.00%, 7/1/30                                1,725,430
-------------------------------------------------------------------------
                                                             $  2,726,280
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.8%
-------------------------------------------------------------------------
     $  250        Puerto Rico, (Guaynabo Municipal
                   Government Center Lease), 5.625%, 7/1/22  $    251,175
-------------------------------------------------------------------------
                                                             $    251,175
-------------------------------------------------------------------------
Transportation -- 2.4%
-------------------------------------------------------------------------
     $  750        Kent County Airport Facility, Variable
                   Rate, 1/1/25(3)(5)                        $    709,845
-------------------------------------------------------------------------
                                                             $    709,845
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 155.0%
   (identified cost $45,511,396)                             $ 46,615,467
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.2%                       $    951,042
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (58.2)%                                                    (17,502,137)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 30,064,372
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 46.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 19.6% of total investments.

 (1)  When-issued security.
 (2) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.
 (6) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 154.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.6%
-------------------------------------------------------------------------
     $1,000        Port Authority of New York and New
                   Jersey, (KIAC), (AMT), 6.75%, 10/1/19     $  1,031,170
-------------------------------------------------------------------------
                                                             $  1,031,170
-------------------------------------------------------------------------
Education -- 8.7%
-------------------------------------------------------------------------
     $1,485        New Jersey Educational Facilities
                   Authority, (Bloomfield College),
                   6.85%, 7/1/30                             $  1,571,323
      3,935        New Jersey Educational Facilities
                   Authority, (Princeton University),
                   5.00%, 7/1/20                                4,005,673
-------------------------------------------------------------------------
                                                             $  5,576,996
-------------------------------------------------------------------------
Electric Utilities -- 2.3%
-------------------------------------------------------------------------
     $1,500        Salem County Pollution Control Financing
                   Authority, (Public Service Enterprise
                   Group, Inc.), (AMT), 5.75%, 4/1/31        $  1,443,930
-------------------------------------------------------------------------
                                                             $  1,443,930
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.4%
-------------------------------------------------------------------------
     $1,250        New Jersey EDA, (Kapkowski Mall),
                   Prerefunded to 5/15/14, 6.375%, 4/1/31    $  1,500,975
-------------------------------------------------------------------------
                                                             $  1,500,975
-------------------------------------------------------------------------
Hospital -- 20.7%
-------------------------------------------------------------------------
     $1,035        New Jersey Health Care Facilities
                   Financing Authority, (Atlantic City
                   Medical Center), 5.75%, 7/1/25            $  1,050,556
        550        New Jersey Health Care Facilities
                   Financing Authority, (Burdette Tomlin
                   Memorial Hospital), 5.50%, 7/1/29              549,587
      1,950        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.25%, 7/1/27                       1,624,603
      1,000        New Jersey Health Care Facilities
                   Financing Authority, (Deborah Heart and
                   Lung Center), 6.30%, 7/1/23                  1,007,120
      2,000        New Jersey Health Care Facilities
                   Financing Authority, (Hackensack
                   University Medical Center),
                   6.00%, 1/1/34                                2,057,240
        750        New Jersey Health Care Facilities
                   Financing Authority, (Palisades Medical
                   Center), 6.50%, 7/1/21                         761,752
      2,000        New Jersey Health Care Facilities
                   Financing Authority, (Robert Wood
                   Johnson University Hospital),
                   5.75%, 7/1/31                                2,089,180
      1,450        New Jersey Health Care Facilities
                   Financing Authority, (Saint Peters
                   University Hospital), (AMT),
                   6.875%, 7/1/20                               1,555,531
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $1,900        New Jersey Health Care Facilities
                   Financing Authority, (St. Elizabeth
                   Hospital), 6.00%, 7/1/20                  $  1,854,552
        600        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                       645,102
-------------------------------------------------------------------------
                                                             $ 13,195,223
-------------------------------------------------------------------------
Industrial Development Revenue -- 12.9%
-------------------------------------------------------------------------
     $1,000        Gloucester County, Improvements
                   Authority, (Waste Management, Inc.),
                   (AMT), 7.00%, 12/1/29                     $  1,094,130
      1,000        New Jersey EDA, (American Airlines),
                   (AMT), 7.10%, 11/1/31                          420,000
      1,000        New Jersey EDA, (Anheuser-Busch), (AMT),
                   5.85%, 12/1/30                               1,034,680
      2,500        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/29                        1,573,800
      3,700        New Jersey EDA, (The Seeing Eye, Inc.),
                   6.20%, 12/1/24                               4,083,098
-------------------------------------------------------------------------
                                                             $  8,205,708
-------------------------------------------------------------------------
Insured-Education -- 13.9%
-------------------------------------------------------------------------
     $2,000        New Jersey Economic Development
                   Authority, (School Facility
                   Construction), (MBIA), 4.75%, 6/15/25     $  1,939,380
      1,000        New Jersey Educational Facilities
                   Authority, (Jersey City University),
                   (AMBAC), 5.00%, 7/1/32                         999,190
      1,000        New Jersey Educational Facilities
                   Authority, (NJ Institute of Technology),
                   (MBIA), 4.75%, 7/1/31                          961,410
      1,750        New Jersey Educational Facilities
                   Authority, (Ramapo College), (MBIA),
                   5.75%, 7/1/29                                1,876,367
      1,600        Puerto Rico Industrial, Tourist,
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA), Variable
                   Rate, 7/1/33(1)(2)                           1,619,344
      1,500        University Medicine and Dentistry,
                   (AMBAC), 5.00%, 12/1/31                      1,498,860
-------------------------------------------------------------------------
                                                             $  8,894,551
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.0%
-------------------------------------------------------------------------
     $1,250        Vineland, (Electric Utility), (MBIA),
                   (AMT), 5.25%, 5/15/26                     $  1,266,588
-------------------------------------------------------------------------
                                                             $  1,266,588
-------------------------------------------------------------------------
Insured-General Obligations -- 16.6%
-------------------------------------------------------------------------
     $2,200        Bordentown Regional School District
                   Board of Education, (FGIC),
                   5.00%, 1/15/30                            $  2,200,792

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-General Obligations (continued)
-------------------------------------------------------------------------
     $1,000        Bordentown Regional School District
                   Board of Education, (FGIC),
                   5.00%, 1/15/31                            $    999,190
      1,555        Colts Neck Township Board of Education,
                   (FSA), 5.00%, 2/1/26                         1,569,524
      1,000        Montgomery Township Board of Education,
                   (MBIA), 5.00%, 8/1/25                        1,007,750
        500        Montgomery Township Board of Education,
                   (MBIA), 5.00%, 4/1/27                          502,780
      1,000        Old Bridge Township Board of Education,
                   (MBIA), 5.00%, 7/15/26                       1,005,860
      2,000        Washington Township and Mercer County,
                   NJ, Board of Education (FGIC),
                   5.00%, 1/1/26                                2,004,980
      1,230        West Deptford Township, (FGIC),
                   5.50%, 9/1/24                                1,292,828
-------------------------------------------------------------------------
                                                             $ 10,583,704
-------------------------------------------------------------------------
Insured-Housing -- 2.8%
-------------------------------------------------------------------------
     $1,410        New Jersey Housing and Mortgage Finance
                   Agency, (MBIA), (AMT), 5.90%, 10/1/29     $  1,460,605
        300        New Jersey Housing and Mortgage Finance
                   Agency, Multifamily Housing, (FSA),
                   5.75%, 5/1/25                                  315,240
-------------------------------------------------------------------------
                                                             $  1,775,845
-------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 2.8%
-------------------------------------------------------------------------
     $1,580        New Jersey EDA, (FSA), Variable Rate,
                   5/1/17(1)(3)                              $  1,774,861
-------------------------------------------------------------------------
                                                             $  1,774,861
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 0.7%
-------------------------------------------------------------------------
     $  450        New Brunswick Housing Authority,
                   (Rutgers University), (FGIC),
                   4.625%, 7/1/24                            $    428,711
-------------------------------------------------------------------------
                                                             $    428,711
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 5.6%
-------------------------------------------------------------------------
     $3,695        New Jersey Sports and Exposition
                   Authority, (MBIA), 4.50%, 9/1/20          $  3,569,740
-------------------------------------------------------------------------
                                                             $  3,569,740
-------------------------------------------------------------------------
Insured-Transportation -- 28.6%
-------------------------------------------------------------------------
     $4,000        Delaware River and Bay Authority,
                   (AMBAC), 5.75%, 1/1/29                    $  4,303,120
      1,000        Delaware River Port Authority, (FSA),
                   5.625%, 1/1/26                               1,054,870
      3,250        Delaware River Port Authority, (FSA),
                   5.75%, 1/1/26                                3,493,068
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation (continued)
-------------------------------------------------------------------------
     $  800        New Jersey Transportation Trust Fund
                   Authority, (MBIA), 5.00%, 12/15/21        $    810,144
      1,500        New Jersey Turnpike Authority, RITES,
                   (MBIA), Variable Rate, 1/1/30(1)(2)          1,685,835
      1,100        Port Authority of New York and New
                   Jersey, (AMBAC), 4.75%, 1/15/26              1,064,690
      4,000        Port Authority of New York and New
                   Jersey, (JFK International Terminal),
                   (MBIA), (AMT), 5.75%, 12/1/25                4,164,280
      1,630        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), Variable Rate,
                   1/1/19(1)(2)                                 1,657,400
-------------------------------------------------------------------------
                                                             $ 18,233,407
-------------------------------------------------------------------------
Insured-Water and Sewer -- 4.0%
-------------------------------------------------------------------------
     $1,500        Bordentown Sewer Authority, (FGIC),
                   5.375%, 12/1/20                           $  1,573,530
      1,000        New Jersey Economic Development
                   Authority Water Facilities, (Middlesex
                   Water Co.), (AMBAC), (AMT),
                   5.10%, 1/1/32                                  991,710
-------------------------------------------------------------------------
                                                             $  2,565,240
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.6%
-------------------------------------------------------------------------
     $1,000        Burlington County Bridge Commission
                   Lease Revenue, 5.25%, 8/15/20             $  1,038,860
-------------------------------------------------------------------------
                                                             $  1,038,860
-------------------------------------------------------------------------
Life Care -- 1.5%
-------------------------------------------------------------------------
     $1,100        New Jersey EDA, (United Methodist
                   Homes), 5.75%, 7/1/29                     $    984,093
-------------------------------------------------------------------------
                                                             $    984,093
-------------------------------------------------------------------------
Nursing Home -- 3.2%
-------------------------------------------------------------------------
     $1,000        New Jersey EDA, (Masonic Charity
                   Foundation), 5.50%, 6/1/31                $  1,030,990
      1,000        New Jersey EDA, (Victoria Health),
                   5.20%, 12/20/36                              1,010,330
-------------------------------------------------------------------------
                                                             $  2,041,320
-------------------------------------------------------------------------
Other Revenue -- 7.1%
-------------------------------------------------------------------------
     $1,000        New Jersey EDA, (Glimcher Properties
                   REIT), (AMT), 6.00%, 11/1/28              $    962,110
      1,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(1)(2)      1,206,450

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Other Revenue (continued)
-------------------------------------------------------------------------
     $2,500        Tobacco Settlement Financing Corp.,
                   6.00%, 6/1/37                             $  2,388,200
-------------------------------------------------------------------------
                                                             $  4,556,760
-------------------------------------------------------------------------
Transportation -- 15.7%
-------------------------------------------------------------------------
     $4,000        New Jersey Highway Authority, (Garden
                   State Parkway), 5.625%, 1/1/30            $  4,235,840
      1,500        New Jersey Transportation Trust Fund
                   Authority, Variable Rate, 6/15/17(1)(3)      1,583,295
      2,550        Port Authority of New York and New
                   Jersey, 4.75%, 8/1/33                        2,410,286
      1,600        Port Authority of New York and New
                   Jersey, Variable Rate, 3/1/19(2)             1,798,432
-------------------------------------------------------------------------
                                                             $ 10,027,853
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 154.7%
   (identified cost $95,418,887)                             $ 98,695,535
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 4.9%                       $  3,107,716
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (59.6)%                                                    (38,000,000)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 63,803,251
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 49.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 8.3% to 22.2% of total investments.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 153.3%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 2.6%
-------------------------------------------------------------------------
     $1,000        Port Authority of New York and New
                   Jersey, (KIAC), (AMT), 6.75%, 10/1/19     $  1,031,170
      1,150        Suffolk County IDA, (Nissequogue
                   Cogeneration Partners Facility), (AMT),
                   5.50%, 1/1/23                                1,051,399
-------------------------------------------------------------------------
                                                             $  2,082,569
-------------------------------------------------------------------------
Education -- 12.5%
-------------------------------------------------------------------------
     $1,500        New York City IDA, (Polytechnic
                   University), 6.125%, 11/1/30              $  1,554,045
        500        New York Dormitory Authority, (City
                   University), 5.25%, 7/1/31                     503,585
      4,025        New York Dormitory Authority,
                   (Rockefeller University), 4.75%, 7/1/37      3,820,127
      1,285        New York Dormitory Authority,
                   (University Educational Facilities),
                   4.75%, 5/15/28                               1,209,211
      2,500        Tompkins County IDA, (Cornell
                   University), 5.75%, 7/1/30                   2,893,900
-------------------------------------------------------------------------
                                                             $  9,980,868
-------------------------------------------------------------------------
Electric Utilities -- 11.1%
-------------------------------------------------------------------------
     $2,000        Long Island Power Authority,
                   5.50%, 12/1/23                            $  2,036,260
      1,000        Long Island Power Authority,
                   5.50%, 12/1/29                               1,010,790
      1,655        Long Island Power Authority, Electric
                   System Revenue, 5.25%, 12/1/26               1,653,875
      4,100        New York Power Authority,
                   5.25%, 11/15/40                              4,130,668
-------------------------------------------------------------------------
                                                             $  8,831,593
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 12.6%
-------------------------------------------------------------------------
     $1,500        Metropolitan Transportation Authority of
                   New York, Escrowed to Maturity, (FGIC),
                   4.75%, 7/1/26                             $  1,466,280
      1,400        Metropolitan Transportation Authority of
                   New York, Escrowed to Maturity, (FGIC),
                   4.75%, 7/1/26                                1,368,528
      1,000        Metropolitan Transportation Authority of
                   New York, Escrowed to Maturity, (FGIC),
                   4.875%, 7/1/18                               1,015,620
      4,005        Metropolitan Transportation Authority of
                   New York, Prerefunded to 10/1/14, (FSA),
                   5.25%, 4/1/23                                4,447,272
      1,545        New York Dormitory Authority,
                   (University Educational Facility),
                   Prerefunded to 5/15/08, 4.75%, 5/15/28       1,693,783
-------------------------------------------------------------------------
                                                             $  9,991,483
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
General Obligations -- 6.7%
-------------------------------------------------------------------------
     $4,935        New York City, 6.00%, 8/1/16              $  5,317,709
-------------------------------------------------------------------------
                                                             $  5,317,709
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 6.8%
-------------------------------------------------------------------------
     $1,250        New York City IDA, (A Very Special
                   Place, Inc.), 5.75%, 1/1/29               $  1,016,725
      1,500        New York City IDA, (Ohel Children's
                   Home), 6.00%, 3/15/23                        1,330,065
        225        Suffolk County IDA, Civic Facility
                   Revenue, (Alliance of LI),
                   7.50%, 9/1/15                                  234,585
        230        Suffolk County IDA, Civic Facility
                   Revenue, (Alliance of LI),
                   7.50%, 9/1/15                                  239,798
      2,600        Westchester County IDA, (Children's
                   Village), 5.375%, 3/15/19                    2,620,540
-------------------------------------------------------------------------
                                                             $  5,441,713
-------------------------------------------------------------------------
Hospital -- 13.7%
-------------------------------------------------------------------------
     $  245        Chautauqua County IDA, (Womans Christian
                   Association), 6.35%, 11/15/17             $    228,649
        500        Chautauqua County IDA, (Womans Christian
                   Association), 6.40%, 11/15/29                  448,870
      1,250        Fulton County IDA, (Nathan Littauer
                   Hospital), 6.00%, 11/1/18                    1,103,737
        400        Nassau County, IDA, Civic Facility
                   Revenue, (North Shore Health System),
                   6.25%, 11/1/21                                 394,956
      3,200        New York City Health and Hospital Corp.,
                   5.25%, 2/15/17                               3,220,736
        300        New York City Health and Hospital Corp.,
                   (Health System), 5.375%, 2/15/26               294,705
        500        New York City Industrial Development
                   Agency Civic, (Staten Island University
                   Hospital), 6.45%, 7/1/32                       494,685
      1,500        New York Dormitory Authority Revenue,
                   (Lenox Hill Hospital), 5.50%, 7/1/30         1,484,160
      1,250        Oneida County IDA, (St. Elizabeth
                   Hospital), 5.75%, 12/1/19                    1,109,675
      2,105        Suffolk County Industrial Development
                   Agency Civic Facility, (Huntington
                   Hospital), 6.00%, 11/1/22                    2,135,522
-------------------------------------------------------------------------
                                                             $ 10,915,695
-------------------------------------------------------------------------
Industrial Development Revenue -- 5.9%
-------------------------------------------------------------------------
     $1,500        New York City Industrial Development
                   Agency, (American Airlines, Inc.-JFK
                   International Airport), (AMT),
                   8.00%, 8/1/12                             $    967,740
        500        Onandaga County IDA, (AMT),
                   6.125%, 1/1/32                                 503,330

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
     $2,500        Onondaga County IDA, (Anheuser-Busch),
                   (AMT), 6.25%, 12/1/34                     $  2,653,225
        550        Port Authority of New York and New
                   Jersey, (Continental Airlines), (AMT),
                   9.125%, 12/1/15                                548,262
-------------------------------------------------------------------------
                                                             $  4,672,557
-------------------------------------------------------------------------
Insured-Education -- 8.1%
-------------------------------------------------------------------------
     $1,200        New York Dormitory Authority, (Cooper
                   Union), (MBIA), 6.25%, 7/1/29             $  1,378,884
      4,500        New York Dormitory Authority, (New York
                   University), (MBIA), 5.75%, 7/1/27           5,041,575
-------------------------------------------------------------------------
                                                             $  6,420,459
-------------------------------------------------------------------------
Insured-General Obligations -- 2.4%
-------------------------------------------------------------------------
     $1,750        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(1)(2)                              $  1,899,572
-------------------------------------------------------------------------
                                                             $  1,899,572
-------------------------------------------------------------------------
Insured-Hospital -- 10.4%
-------------------------------------------------------------------------
     $5,000        New York Dormitory Authority, (Memorial
                   Sloan Kettering Cancer Center), (MBIA),
                   5.50%, 7/1/23                             $  5,403,000
      3,000        New York Dormitory Authority, (Municipal
                   Health Facilities Improvement), (FSA),
                   4.75%, 1/15/29                               2,855,400
-------------------------------------------------------------------------
                                                             $  8,258,400
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.3%
-------------------------------------------------------------------------
     $1,000        New York Dormitory Authority,
                   (Department Health), (MBIA),
                   5.50%, 7/1/25                             $  1,044,620
-------------------------------------------------------------------------
                                                             $  1,044,620
-------------------------------------------------------------------------
Insured-Miscellaneous -- 2.3%
-------------------------------------------------------------------------
     $1,580        New York City, Trust for Cultural
                   Resources, (AMBAC), Variable Rate,
                   7/1/29(1)(3)                              $  1,827,428
-------------------------------------------------------------------------
                                                             $  1,827,428
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.7%
-------------------------------------------------------------------------
     $1,250        New York Local Government Assistance
                   Corp., (AMBAC), 6.00%, 4/1/24             $  1,352,838
      1,175        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(1)(3)                                 1,187,432
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
-------------------------------------------------------------------------
     $1,190        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                 $  1,208,885
-------------------------------------------------------------------------
                                                             $  3,749,155
-------------------------------------------------------------------------
Insured-Transportation -- 18.4%
-------------------------------------------------------------------------
     $2,325        Monroe County Airport Authority, (MBIA),
                   (AMT), Variable Rate, 1/1/17(1)(3)        $  2,877,862
      3,750        New York Thruway Authority, (Highway and
                   Bridge), (AMBAC), 5.125%, 4/1/20             3,813,938
      2,735        Niagara Frontier Airport Authority,
                   (Buffalo Niagara International Airport),
                   (MBIA), (AMT), 5.625%, 4/1/29                2,844,427
      1,750        Niagara Frontier Airport Authority,
                   (Buffalo Niagara International Airport),
                   (MBIA), (AMT),
                   Variable Rate, 4/1/29(1)(3)                  1,890,018
      1,300        Port Authority of New York and New
                   Jersey, (FSA), 5.00%, 4/15/32                1,294,969
      1,885        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), Variable Rate,
                   1/1/19(1)(2)                                 1,916,687
-------------------------------------------------------------------------
                                                             $ 14,637,901
-------------------------------------------------------------------------
Insured-Water and Sewer -- 2.6%
-------------------------------------------------------------------------
     $2,000        New York City Municipal Water Finance
                   Authority, (FGIC), 5.50%, 6/15/32         $  2,087,040
-------------------------------------------------------------------------
                                                             $  2,087,040
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 5.8%
-------------------------------------------------------------------------
     $4,385        New York Dormitory Authority, (Court
                   Facility), 6.00%, 5/15/39                 $  4,658,799
-------------------------------------------------------------------------
                                                             $  4,658,799
-------------------------------------------------------------------------
Miscellaneous -- 6.1%
-------------------------------------------------------------------------
     $1,285        Albany Industrial Development Agency
                   Civic Facility, (Charitable Leadership),
                   5.75%, 7/1/26                             $  1,285,026
      1,500        Children's Trust Fund Public Relations
                   Tobacco Settlement, 5.375%, 5/15/33          1,451,955
      1,750        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(1)(3)      2,111,288
-------------------------------------------------------------------------
                                                             $  4,848,269
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.7%
-------------------------------------------------------------------------
     $1,250        Mount Vernon IDA, (Wartburg Senior
                   Housing, Inc. - Meadowview),
                   6.20%, 6/1/29                             $  1,099,025

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Senior Living / Life Care (continued)
-------------------------------------------------------------------------
     $1,000        Suffolk County IDA, (Jeffersons Ferry),
                   7.20%, 11/1/19                            $  1,050,210
-------------------------------------------------------------------------
                                                             $  2,149,235
-------------------------------------------------------------------------
Special Tax Revenue -- 7.4%
-------------------------------------------------------------------------
     $3,000        New York City Transitional Finance
                   Authority, 6.00%, 8/15/29                 $  3,522,810
      2,000        New York City Transitional Finance
                   Authority, 6.00%, 11/15/29                   2,343,400
-------------------------------------------------------------------------
                                                             $  5,866,210
-------------------------------------------------------------------------
Transportation -- 2.5%
-------------------------------------------------------------------------
     $1,800        Port Authority of New York and New
                   Jersey, Variable Rate, 3/1/19(2)          $  2,023,236
-------------------------------------------------------------------------
                                                             $  2,023,236
-------------------------------------------------------------------------
Water and Sewer -- 6.7%
-------------------------------------------------------------------------
     $1,500        New York City Municipal Water Finance
                   Authority, 5.25%, 6/15/29                 $  1,514,670
      3,500        New York City Municipal Water Finance
                   Authority, 5.75%, 6/15/29                    3,782,135
-------------------------------------------------------------------------
                                                             $  5,296,805
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 153.3%
   (identified cost $115,569,684)                            $122,001,316
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.6%                       $  2,090,467
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (55.9)%                                                    (44,502,920)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 79,588,863
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 39.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.9% to 16.8% of total investments.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 158.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 0.9%
-------------------------------------------------------------------------
     $  400        Ohio Water Development Authority, Solid
                   Waste Disposal, (Bay Shore Power),
                   (AMT), 5.875%, 9/1/20                     $    363,092
-------------------------------------------------------------------------
                                                             $    363,092
-------------------------------------------------------------------------
Education -- 3.8%
-------------------------------------------------------------------------
     $1,500        Ohio Higher Educational Facilities,
                   (Oberlin College), Variable Rate,
                   10/1/29(1)(2)                             $  1,488,825
-------------------------------------------------------------------------
                                                             $  1,488,825
-------------------------------------------------------------------------
Electric Utilities -- 5.8%
-------------------------------------------------------------------------
     $  500        Clyde Electric System Revenue, (AMT),
                   6.00%, 11/15/14                           $    519,030
      1,750        Ohio Water Development Authority,
                   Pollution Control Facilities, (Cleveland
                   Electric), (AMT), 6.10%, 8/1/20              1,768,900
-------------------------------------------------------------------------
                                                             $  2,287,930
-------------------------------------------------------------------------
General Obligations -- 6.9%
-------------------------------------------------------------------------
     $1,000        Delaware County, 6.00%, 12/1/25           $  1,105,840
      1,530        Hamilton City School District,
                   5.625%, 12/1/24                              1,612,559
-------------------------------------------------------------------------
                                                             $  2,718,399
-------------------------------------------------------------------------
Hospital -- 21.0%
-------------------------------------------------------------------------
     $1,500        Erie County Hospital Facilities,
                   (Firelands Regional Medical Center),
                   5.625%, 8/15/32                           $  1,499,850
      2,000        Franklin County, (Childrens Hospital),
                   5.20%, 5/1/29                                1,931,680
        625        Highland County, (Joint Township
                   Hospital District), 6.75%, 12/1/29             578,494
        400        Mahoning County Hospital Facility,
                   (Forum Health Obligation Group),
                   6.00%, 11/15/32                                388,888
      1,250        Parma Community General Hospital
                   Association, 5.35%, 11/1/18                  1,230,612
      1,750        Parma Community General Hospital
                   Association, 5.375%, 11/1/29                 1,644,667
      1,000        Richland County Hospital Facilities,
                   (Medcentral Health Systems),
                   6.375%, 11/15/22                             1,042,890
-------------------------------------------------------------------------
                                                             $  8,317,081
-------------------------------------------------------------------------
Housing -- 2.6%
-------------------------------------------------------------------------
     $1,000        Multifamily Housing, (Tyler's Creek),
                   (AMT), 6.00%, 11/1/33                     $  1,013,300
-------------------------------------------------------------------------
                                                             $  1,013,300
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Industrial Development Revenue -- 16.3%
-------------------------------------------------------------------------
     $1,250        Cleveland Airport, (Continental
                   Airlines), (AMT), 5.70%, 12/1/19          $    704,050
      1,300        Dayton Special Facilities Revenue,
                   (Emery Air Freight), 5.625%, 2/1/18            948,142
      2,500        Ohio Enviromental Facilities, (Ford
                   Motor Co.), (AMT), 5.95%, 9/1/29             2,444,125
      2,250        Ohio Water Development Authority,
                   (Anheuser-Busch), (AMT), 6.00%, 8/1/38       2,361,172
-------------------------------------------------------------------------
                                                             $  6,457,489
-------------------------------------------------------------------------
Insured-Certificates of Participation -- 3.9%
-------------------------------------------------------------------------
     $1,500        Cleveland, Certificates of
                   Participation, (Cleveland Stadium),
                   (AMBAC), 5.25%, 11/15/22                  $  1,531,065
-------------------------------------------------------------------------
                                                             $  1,531,065
-------------------------------------------------------------------------
Insured-Education -- 11.6%
-------------------------------------------------------------------------
     $1,000        Ohio Higher Educational Facilities,
                   (University of Dayton), (AMBAC),
                   5.50%, 12/1/30                            $  1,042,890
      2,000        University of Akron, (FGIC),
                   Variable Rate, 1/1/29(1)(2)                  2,277,980
      1,250        University of Cincinnati, (FGIC),
                   5.25%, 6/1/24                                1,282,450
-------------------------------------------------------------------------
                                                             $  4,603,320
-------------------------------------------------------------------------
Insured-Electric Utilities -- 3.8%
-------------------------------------------------------------------------
     $2,000        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/25            $    615,060
      3,000        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/26                 872,940
-------------------------------------------------------------------------
                                                             $  1,488,000
-------------------------------------------------------------------------
Insured-General Obligations -- 17.3%
-------------------------------------------------------------------------
     $1,000        Lima City School District, (AMBAC),
                   5.50%, 12/1/22                            $  1,052,260
        500        Lima City School District, (AMBAC),
                   6.00%, 12/1/22                                 550,375
      1,000        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                 1,085,470
      1,250        South-Western City School District,
                   Franklin and Pickway Counties, (AMBAC),
                   4.75%, 12/1/26                               1,210,838
      2,860        Springfield City School District Clark
                   County, (FGIC), 5.20%, 12/1/23               2,927,896
-------------------------------------------------------------------------
                                                             $  6,826,839
-------------------------------------------------------------------------
Insured-Hospital -- 1.3%
-------------------------------------------------------------------------
     $  500        Cuyahoga County, (Cleveland Clinic),
                   (MBIA), 5.125%, 1/1/29                    $    501,630
-------------------------------------------------------------------------
                                                             $    501,630
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 15.1%
-------------------------------------------------------------------------
     $2,500        Delaware County, Sewer District, (MBIA),
                   4.75%, 12/1/24                            $  2,431,800
      2,000        Hamiliton County Sales Tax Revenue,
                   (AMBAC), 5.25%, 12/1/32                      2,037,280
        875        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(1)(2)                                   884,258
        615        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                      624,760
-------------------------------------------------------------------------
                                                             $  5,978,098
-------------------------------------------------------------------------
Insured-Transportation -- 11.4%
-------------------------------------------------------------------------
     $1,325        Cleveland Airport System Revenue, (FSA),
                   5.00%, 1/1/31                             $  1,316,043
      1,000        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/24                               1,077,820
      1,000        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/26                               1,078,930
      1,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), Variable Rate,
                   1/1/19(2)(3)                                 1,016,810
-------------------------------------------------------------------------
                                                             $  4,489,603
-------------------------------------------------------------------------
Lease Revenue/Certificates of Participation -- 3.4%
-------------------------------------------------------------------------
     $1,300        Union County, (Pleasant Valley Joint
                   Fire District), 6.125%, 12/1/19           $  1,348,217
-------------------------------------------------------------------------
                                                             $  1,348,217
-------------------------------------------------------------------------
Miscellaneous -- 4.9%
-------------------------------------------------------------------------
     $  750        Children's Trust Fund Public Relations
                   Tobacco Settlement, 5.375%, 5/15/33       $    725,977
      1,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(3)      1,206,450
-------------------------------------------------------------------------
                                                             $  1,932,427
-------------------------------------------------------------------------
Nursing Home -- 5.3%
-------------------------------------------------------------------------
     $1,755        Cuyahoga County, Health Care Facilities,
                   (Benjamin Rose Institute),
                   5.50%, 12/1/28                            $  1,552,929
        650        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                  560,866
-------------------------------------------------------------------------
                                                             $  2,113,795
-------------------------------------------------------------------------
Pooled Loans -- 7.6%
-------------------------------------------------------------------------
     $1,020        Ohio Economic Development, (Ohio
                   Enterprise Bond Fund), (AMT),
                   5.85%, 12/1/22(4)                         $  1,021,999
      1,000        Rickenbacker Port Authority, Oasbo
                   Expanded Asset Pooled Loan,
                   5.375%, 1/1/32                                 991,230
      1,100        Toledo-Lucas County Port Authority,
                   5.40%, 5/15/19                                 993,278
-------------------------------------------------------------------------
                                                             $  3,006,507
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.2%
-------------------------------------------------------------------------
     $1,000        Summit County Healthcare Facilities,
                   (Village at Saint Edward),
                   5.75%, 12/1/25                            $    876,640
-------------------------------------------------------------------------
                                                             $    876,640
-------------------------------------------------------------------------
Solid Waste -- 7.4%
-------------------------------------------------------------------------
     $3,000        Moraine Solid Waste Disposal, (General
                   Motors Corp.), (AMT), 5.65%, 7/1/24       $  2,923,200
-------------------------------------------------------------------------
                                                             $  2,923,200
-------------------------------------------------------------------------
Special Tax Revenue -- 5.5%
-------------------------------------------------------------------------
     $  600        Cleveland-Cuyahoga County Port
                   Authority, 7.00%, 12/1/18                 $    602,046
      1,425        Cuyahoga County, Economic Development,
                   (Shaker Square), 6.75%, 12/1/30(5)           1,569,752
-------------------------------------------------------------------------
                                                             $  2,171,798
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 158.0%
   (identified cost $61,632,637)                             $ 62,437,255
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                       $    573,177
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (59.5)%                                                    (23,503,087)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 39,507,345
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.
 The Trust invests primarily in debt securities issued by Ohio municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2002, 40.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.8% to 15.9% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  When-issued security.
 (5) Security (or a portion thereof) has been segregated to cover when-issued securities.

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 155.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 4.1%
-------------------------------------------------------------------------
     $  500        Carbon County IDA, (Panther Creek
                   Partners), (AMT), 6.65%, 5/1/10           $    524,175
        500        Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.50%, 1/1/13              505,730
        500        Pennsylvania EDA, (Resource
                   Recovery-Colver), (AMT), 7.05%, 12/1/10        517,960
-------------------------------------------------------------------------
                                                             $  1,547,865
-------------------------------------------------------------------------
Education -- 8.9%
-------------------------------------------------------------------------
     $1,500        Pennsylvania HEFA, (Drexel University),
                   6.00%, 5/1/29                             $  1,586,100
      1,300        Pennsylvania HEFA, (University of
                   Pennsylvania), 4.625%, 7/15/30               1,204,437
        600        Philadelphia HEFA, (Chestnut Hill
                   College), 6.00%, 10/1/29                       574,908
-------------------------------------------------------------------------
                                                             $  3,365,445
-------------------------------------------------------------------------
Electric Utilities -- 1.5%
-------------------------------------------------------------------------
     $  600        York County, IDA, Pollution Control,
                   (Public Service Enterprise Group, Inc.),
                   5.50%, 9/1/20                             $    575,406
-------------------------------------------------------------------------
                                                             $    575,406
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.3%
-------------------------------------------------------------------------
     $1,000        Berks County Municipal Authority,
                   (Reading Hospital and Medical Center),
                   (FSA), Prerefunded to 11/1/09 @ 102,
                   6.00%, 11/1/29                            $  1,180,080
      2,000        Westmoreland County Municipal Authority,
                   (FGIC), Escrowed to Maturity,
                   0.00%, 8/15/19                                 850,900
-------------------------------------------------------------------------
                                                             $  2,030,980
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 5.6%
-------------------------------------------------------------------------
     $  600        Allegheny County, IDA, (Residential
                   Resources, Inc.), 6.50%, 9/1/21           $    586,590
      1,500        Chester County HEFA, (Devereux
                   Foundation), 6.00%, 11/1/29                  1,522,080
-------------------------------------------------------------------------
                                                             $  2,108,670
-------------------------------------------------------------------------
Hospital -- 5.2%
-------------------------------------------------------------------------
     $  550        Allegheny County Hospital Development
                   Authority, (West Pennsylvania Allegheny
                   Health System), 9.25%, 11/15/30           $    600,534
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $  850        Pennsylvania HEFA, (UPMC Health System),
                   6.00%, 1/15/31                            $    867,578
        500        Washington County Hospital Authority,
                   (Monongahela Hospital), 5.50%, 6/1/17          508,875
-------------------------------------------------------------------------
                                                             $  1,976,987
-------------------------------------------------------------------------
Industrial Development Revenue -- 5.8%
-------------------------------------------------------------------------
     $  500        New Morgan IDA, (New Morgan Landfill),
                   (AMT), 6.50%, 4/1/19                      $    451,550
      1,000        Pennsylvania, IDA, (Sun Co.), (AMT),
                   7.60%, 12/1/24                               1,057,970
      1,550        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.30%, 6/1/23                682,186
-------------------------------------------------------------------------
                                                             $  2,191,706
-------------------------------------------------------------------------
Insured-Education -- 23.7%
-------------------------------------------------------------------------
     $  900        Lycoming County Authority, (Pennsylvania
                   College of Technology), (AMBAC),
                   5.25%, 5/1/32                             $    917,721
      1,000        Northampton County HEFA, (Lafayette
                   College), (MBIA), 5.00%, 11/1/27               995,870
      1,000        Pennsylvania HEFA, (Bryn Mawr College),
                   (AMBAC), 5.125%, 12/1/29                     1,006,060
      2,000        Pennsylvania HEFA, (State System Higher
                   Education), (FSA), 5.00%, 6/15/24            1,998,640
      2,000        Pennsylvania HEFA, (Temple University),
                   (MBIA), 5.00%, 4/1/29                        1,983,940
        600        Puerto Rico Industrial, Tourist,
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA), Variable
                   Rate, 7/1/33(1)(2)                             607,254
      1,500        University of Pittsburgh, (MBIA),
                   5.00%, 6/1/21                                1,507,020
-------------------------------------------------------------------------
                                                             $  9,016,505
-------------------------------------------------------------------------
Insured-Electric Utilities -- 5.2%
-------------------------------------------------------------------------
     $1,000        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(1)(2)       $  1,082,290
        835        Puerto Rico Electric Power Authority,
                   DRIVERS, (FSA), Variable Rate,
                   7/1/29(1)(2)                                   903,712
-------------------------------------------------------------------------
                                                             $  1,986,002
-------------------------------------------------------------------------
Insured-Gas Utilities -- 3.4%
-------------------------------------------------------------------------
     $1,325        Philadelphia Natural Gas Works, (FSA),
                   Variable Rate, 7/1/28(3)                  $  1,305,231
-------------------------------------------------------------------------
                                                             $  1,305,231
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-General Obligations -- 20.2%
-------------------------------------------------------------------------
     $1,825        Hopewell School District, (FSA),
                   0.00%, 9/1/25                             $    530,947
      1,000        McKeesport Area School District, (FGIC),
                   0.00%, 10/1/31                                 205,420
      2,000        Philadelphia General Obligation, (FSA),
                   5.00%, 3/15/28                               1,991,040
      1,125        Philadelphia School District, (FSA),
                   5.50%, 2/1/31                                1,170,517
      1,150        Philadelphia School District, (MBIA),
                   4.75%, 4/1/27                                1,100,975
      1,500        Puerto Rico General Obligation, (FSA),
                   5.125%, 7/1/30                               1,520,940
      1,000        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(1)(2)                                 1,085,470
        250        Southeast Delco Area School District,
                   (MBIA), 0.00%, 2/1/24                           79,423
-------------------------------------------------------------------------
                                                             $  7,684,732
-------------------------------------------------------------------------
Insured-Hospital -- 15.6%
-------------------------------------------------------------------------
     $1,000        Dauphin County General Authority,
                   (Pinnacle Health System), (MBIA),
                   5.50%, 5/15/27                            $  1,021,700
        500        Delaware County Authority, (Catholic
                   Health East), (AMBAC), 4.875%, 11/15/26        480,850
      1,500        Lehigh County General Purpose Authority,
                   (Lehigh Valley Health Network), (MBIA),
                   5.25%, 7/1/29                                1,507,845
      3,000        Montgomery County HEFA, (Abington
                   Memorial Hospital), (AMBAC),
                   5.00%, 6/1/28                                2,931,510
-------------------------------------------------------------------------
                                                             $  5,941,905
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.2%
-------------------------------------------------------------------------
     $1,000        Pittsburgh and Allegheny County Public
                   Auditorium Authority, (AMBAC),
                   5.00%, 2/1/24                             $    999,280
        595        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                      604,443
-------------------------------------------------------------------------
                                                             $  1,603,723
-------------------------------------------------------------------------
Insured-Transportation -- 15.6%
-------------------------------------------------------------------------
     $1,000        Allegheny County Port Authority, (FGIC),
                   5.00%, 3/1/29                             $    994,850
      3,100        Pennsylvania Turnpike Commision Oil
                   Franchise, (AMBAC), 4.75%, 12/1/27           2,994,352
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Transportation (continued)
-------------------------------------------------------------------------

     $1,005        Philadelphia Parking Authority, (AMBAC),
                   5.25%, 2/15/29                            $  1,020,889
        800        Puerto Rico Highway and Transportation
                   Authority, (MBIA), Variable Rate,
                   1/1/19(1)(2)                                   919,496
-------------------------------------------------------------------------
                                                             $  5,929,587
-------------------------------------------------------------------------
Insured-Water and Sewer -- 16.1%
-------------------------------------------------------------------------
     $  500        Allegheny County Sanitation and Sewer
                   Authority, (MBIA), 5.00%, 12/1/19         $    509,970
      1,000        Allegheny County Sanitation and Sewer
                   Authority, (MBIA), 5.50%, 12/1/24            1,046,460
        500        Delaware County IDA, (Water Facilities),
                   (FGIC), (AMT), 6.00%, 6/1/29                   544,310
      1,000        Philadelphia Water and Wastewater,
                   (FGIC), 5.00%, 11/1/31                         991,650
      3,000        Pittsburgh Water and Sewer Authority,
                   (AMBAC), 5.125%, 12/1/31                     3,011,850
-------------------------------------------------------------------------
                                                             $  6,104,240
-------------------------------------------------------------------------
Miscellaneous -- 1.4%
-------------------------------------------------------------------------
     $  600        Philadelphia IDA, (Franklin Institute),
                   5.20%, 6/15/26                            $    546,618
-------------------------------------------------------------------------
                                                             $    546,618
-------------------------------------------------------------------------
Nursing Home -- 2.3%
-------------------------------------------------------------------------
     $  500        Clarion County IDA, (Beverly
                   Enterprises, Inc.), 5.875%, 5/1/07        $    488,500
        400        Cumberland County IDA, (Beverly
                   Enterprises, Inc.), 5.50%, 10/1/08             382,596
-------------------------------------------------------------------------
                                                             $    871,096
-------------------------------------------------------------------------
Senior Living / Life Care -- 8.9%
-------------------------------------------------------------------------
     $  600        Bucks County, IDA, (Pennswood),
                   6.00%, 10/1/27                            $    603,030
        490        Cliff House Trust (AMT), 6.625%, 6/1/27        430,872
        500        Crawford County Hospital Authority,
                   (Wesbury United Methodist Community),
                   6.25%, 8/15/29                                 476,840
        400        Delaware IDA, (Glen Riddle), (AMT),
                   8.625%, 9/1/25                                 424,128
        500        Lancaster County Hospital Authority,
                   (Health Center), 5.875%, 6/1/31                500,515
        925        Montgomery County HEFA, (Faulkeways at
                   Gwynedd), 6.75%, 11/15/30                      961,556
-------------------------------------------------------------------------
                                                             $  3,396,941
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Transportation -- 2.9%
-------------------------------------------------------------------------
     $  395        Erie Municipal Airport Authority, (AMT),
                   5.50%, 7/1/09                             $    397,469
        500        Erie Municipal Airport Authority, (AMT),
                   5.875%, 7/1/16                                 484,300
        250        Pennsylvania EDA, (Amtrak), (AMT),
                   6.25%, 11/1/31                                 225,155
-------------------------------------------------------------------------
                                                             $  1,106,924
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 155.9%
   (identified cost $58,167,315)                             $ 59,290,563
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.3%                       $  1,240,510
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (59.2)%                                                    (22,503,696)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $ 38,027,377
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal alternative minimum tax.

 The Trust invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2003, 70.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.1% to 23.6% of total investments.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2002

                                CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
----------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $155,740,116     $94,155,358       $55,869,907       $45,511,396
   Unrealized appreciation           5,289,151       2,302,040         2,046,121         1,104,071
----------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $161,029,267     $96,457,398       $57,916,028       $46,615,467
----------------------------------------------------------------------------------------------------
Cash                              $     86,411     $   120,241       $   231,115       $   750,049
Receivable for investments
   sold                                  5,850              --                --                --
Interest receivable                  2,625,134       1,262,534         1,182,794           737,925
Prepaid expenses                           465             267               166               125
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $163,747,127     $97,840,440       $59,330,103       $48,103,566
----------------------------------------------------------------------------------------------------
Liabilities
----------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts              $         --     $        --       $        --       $    11,719
Payable for when-issued
   securities                               --              --                --           500,000
Payable to affiliate for
   Trustees' fees                        1,248           1,276               340               418
Accrued expenses                        42,812          32,419            31,698            24,920
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $     44,060     $    33,695       $    32,038       $   537,057
----------------------------------------------------------------------------------------------------
Auction preferred shares at
   liquidation value plus
   cumulative unpaid dividends    $ 59,000,000     $35,504,502       $21,503,528       $17,502,137
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $104,703,067     $62,302,243       $37,794,537       $30,064,372
----------------------------------------------------------------------------------------------------
Sources of Net Assets
----------------------------------------------------------------------------------------------------
Common Shares, $0.01 par
   value, unlimited number of
   shares authorized              $     71,773     $    42,303       $    26,346       $    20,880
Additional paid-in capital         106,399,318      62,836,553        38,977,380        31,018,551
Accumulated net realized loss
   (computed on the basis of
   identified cost)                 (8,228,436)     (3,676,174)       (3,720,513)       (2,459,032)
Accumulated undistributed net
   investment income                 1,171,261         797,521           465,203           351,524
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  5,289,151       2,302,040         2,046,121         1,132,449
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $104,703,067     $62,302,243       $37,794,537       $30,064,372
----------------------------------------------------------------------------------------------------
Auction Preferred Shares Issued and Outstanding
(Liquidation preference of $25,000 per share)
----------------------------------------------------------------------------------------------------
                                         2,360           1,420               860               700
----------------------------------------------------------------------------------------------------
Common Shares Outstanding
----------------------------------------------------------------------------------------------------
                                     7,177,287       4,230,281         2,634,555         2,087,955
----------------------------------------------------------------------------------------------------
Net Asset Value Per Common Share
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES  DIVIDED BY
   COMMON SHARES ISSUED AND
   OUTSTANDING                    $      14.59     $     14.73       $     14.35       $     14.40
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2002

                                NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST   PENNSYLVANIA TRUST
-------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $ 95,418,887     $115,569,684   $61,632,637     $58,167,315
   Unrealized appreciation           3,276,648        6,431,632       804,618       1,123,248
-------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $ 98,695,535     $122,001,316   $62,437,255     $59,290,563
-------------------------------------------------------------------------------------------------
Cash                              $    263,136     $         --   $   294,478     $    54,868
Receivable for investments
   sold                                664,862               --        10,000              --
Interest receivable                  2,216,694        2,288,943     1,319,677       1,213,095
Prepaid expenses                           288              364           189             158
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $101,840,515     $124,290,623   $64,061,599     $60,558,684
-------------------------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------------------------
Payable for when-issued
   securities                     $         --     $         --   $ 1,021,823     $        --
Due to bank                                 --          129,649            --              --
Payable to affiliate for
   Trustees' fees                        1,276              535           340             418
Accrued expenses                        35,988           68,656        29,004          27,193
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $     37,264     $    198,840   $ 1,051,167     $    27,611
-------------------------------------------------------------------------------------------------
Auction preferred shares at
   liquidation value plus
   cumulative unpaid dividends    $ 38,000,000     $ 44,502,920   $23,503,087     $22,503,696
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $ 63,803,251     $ 79,588,863   $39,507,345     $38,027,377
-------------------------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------------------------
Common Shares, $0.01 par
   value, unlimited number of
   shares authorized              $     45,378     $     53,551   $    27,928     $    26,673
Additional paid-in capital          67,357,303       79,461,619    41,481,965      39,622,709
Accumulated net realized loss
   (computed on the basis of
   identified cost)                 (7,683,173)      (7,353,714)   (3,365,045)     (3,256,281)
Accumulated undistributed net
   investment income                   807,095          995,775       557,879         511,028
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  3,276,648        6,431,632       804,618       1,123,248
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $ 63,803,251     $ 79,588,863   $39,507,345     $38,027,377
-------------------------------------------------------------------------------------------------
Auction Preferred Shares Issued and Outstanding
(Liquidation preference of $25,000 per share)
-------------------------------------------------------------------------------------------------
                                         1,520            1,780           940             900
-------------------------------------------------------------------------------------------------
Common Shares Outstanding
-------------------------------------------------------------------------------------------------
                                     4,537,817        5,355,058     2,792,775       2,667,293
-------------------------------------------------------------------------------------------------
Net Asset Value Per Common Share
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES  DIVIDED BY
   COMMON SHARES ISSUED AND
   OUTSTANDING                    $      14.06     $      14.86   $     14.15     $     14.26
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2002

                                CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
----------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------
Interest                           $9,506,330      $5,806,541        $3,499,744         $2,860,088
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME            $9,506,330      $5,806,541        $3,499,744         $2,860,088
----------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------
Investment adviser fee             $1,134,478      $  677,180        $  408,622         $  332,529
Administration fee                    324,326         193,480           116,659             95,008
Trustees fees and expenses              8,308           7,539             2,024              2,099
Legal and accounting services          42,991          37,000            36,013             36,373
Printing and postage                   15,455          10,517             9,513              7,084
Custodian fee                          75,460          49,170            36,784             29,781
Transfer and dividend
   disbursing agent                   104,305          66,802            42,136             35,029
Preferred shares remarketing
   agent fee                          147,500          88,750            53,750             43,749
Miscellaneous                          21,930          19,237            18,330             18,090
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     $1,874,753      $1,149,675        $  723,831         $  599,742
----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee      $   20,468      $    8,456        $    9,449         $    3,225
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS           $   20,468      $    8,456        $    9,449         $    3,225
----------------------------------------------------------------------------------------------------

NET EXPENSES                       $1,854,285      $1,141,219        $  714,382         $  596,517
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME              $7,652,045      $4,665,322        $2,785,362         $2,263,571
----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)      $  146,938      $  325,679        $ (356,291)        $  (78,660)
   Financial futures contracts             --              --                --           (419,416)
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)           $  146,938      $  325,679        $ (356,291)        $ (498,076)
----------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                  $  986,040      $1,182,245        $  914,229         $  241,181
   Financial futures contracts             --              --                --             28,378
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)     $  986,040      $1,182,245        $  914,229         $  269,559
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS)                     $1,132,978      $1,507,924        $  557,938         $ (228,517)
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS                    $ (786,832)     $ (497,248)       $ (277,880)        $ (235,098)
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $7,998,191      $5,675,998        $3,065,420         $1,799,956
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2002

                                NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST  PENNSYLVANIA TRUST
------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------
Interest                           $6,145,906       $7,392,696    $3,818,613      $3,560,460
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME            $6,145,906       $7,392,696    $3,818,613      $3,560,460
------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------
Investment adviser fee             $  709,900       $  855,410    $  439,611      $  421,749
Administration fee                    202,829          244,403       125,603         120,500
Trustees fees and expenses              7,539            7,593         2,023           2,099
Legal and accounting services          36,992           38,594        36,939          36,418
Printing and postage                   13,118           34,353         9,832           8,300
Custodian fee                          50,233           51,632        34,992          29,940
Transfer and dividend
   disbursing agent                    68,495           76,008        46,486          43,555
Preferred shares remarketing
   agent fee                           94,999          111,248        58,750          56,250
Miscellaneous                          18,659           29,977        17,566          18,599
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     $1,202,764       $1,449,218    $  771,802      $  737,410
------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee      $    6,995       $       --    $   34,992      $       --
------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS           $    6,995       $       --    $   34,992      $       --
------------------------------------------------------------------------------------------------

NET EXPENSES                       $1,195,769       $1,449,218    $  736,810      $  737,410
------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME              $4,950,137       $5,943,478    $3,081,803      $2,823,050
------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)      $  148,253       $  239,399    $   97,450      $  (43,963)
   Financial futures contracts             --          466,275       114,353              --
------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)           $  148,253       $  705,674    $  211,803      $  (43,963)
------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                  $  590,372       $2,276,999    $ (121,963)     $  129,353
   Financial futures contracts             --           11,682         1,752              --
------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)     $  590,372       $2,288,681    $ (120,211)     $  129,353
------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                            $  738,625       $2,994,355    $   91,592      $   85,390
------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS                    $ (473,418)      $ (548,692)   $ (304,430)     $ (296,919)
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $5,215,344       $8,389,141    $2,868,965      $2,611,521
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2002

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $  7,652,045     $ 4,665,322       $ 2,785,362       $ 2,263,571
   Net realized gain (loss)               146,938         325,679          (356,291)         (498,076)
   Net change in unrealized
      appreciation (depreciation)         986,040       1,182,245           914,229           269,559
   Distributions to preferred
      shareholders                       (786,832)       (497,248)         (277,880)         (235,098)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $  7,998,191     $ 5,675,998       $ 3,065,420       $ 1,799,956
-------------------------------------------------------------------------------------------------------
Distributions to common
   shareholders --
   From net investment income        $ (6,684,158)    $(4,032,486)      $(2,449,469)      $(1,988,080)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                      $ (6,684,158)    $(4,032,486)      $(2,449,469)      $(1,988,080)
-------------------------------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions
      to common shareholders         $    725,158     $    12,879       $   544,544       $    39,961
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS        $    725,158     $    12,879       $   544,544       $    39,961
-------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                            $  2,039,191     $ 1,656,391       $ 1,160,495       $  (148,163)
-------------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------
At beginning of year                 $102,663,876     $60,645,852       $36,634,042       $30,212,535
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                       $104,703,067     $62,302,243       $37,794,537       $30,064,372
-------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included in net assets applicable to common shares
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                       $  1,171,261     $   797,521       $   465,203       $   351,524
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2002

INCREASE (DECREASE) IN NET ASSETS  NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST   PENNSYLVANIA TRUST
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $ 4,950,137      $ 5,943,478    $ 3,081,803     $ 2,823,050
   Net realized gain (loss)              148,253          705,674        211,803         (43,963)
   Net change in unrealized
      appreciation (depreciation)        590,372        2,288,681       (120,211)        129,353
   Distributions to preferred
      shareholders                      (473,418)        (548,692)      (304,430)       (296,919)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $ 5,215,344      $ 8,389,141    $ 2,868,965     $ 2,611,521
----------------------------------------------------------------------------------------------------
Distributions to common
   shareholders --
   From net investment income        $(4,398,246)     $(5,246,581)   $(2,655,587)    $(2,364,612)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                      $(4,398,246)     $(5,246,581)   $(2,655,587)    $(2,364,612)
----------------------------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions
      to common shareholders         $   749,009      $   788,135    $   222,185     $    57,015
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS        $   749,009      $   788,135    $   222,185     $    57,015
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS           $ 1,566,107      $ 3,930,695    $   435,563     $   303,924
----------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
----------------------------------------------------------------------------------------------------
At beginning of year                 $62,237,144      $75,658,168    $39,071,782     $37,723,453
----------------------------------------------------------------------------------------------------
AT END OF YEAR                       $63,803,251      $79,588,863    $39,507,345     $38,027,377
----------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included in net assets applicable to common shares
----------------------------------------------------------------------------------------------------
AT END OF YEAR                       $   807,095      $   995,775    $   557,879     $   511,028
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS     CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
----------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                $  7,364,360     $ 4,465,905       $ 2,707,346       $ 2,178,520
   Net realized gain (loss)                  102,909        (161,211)          (40,199)         (174,384)
   Net change in unrealized
      appreciation (depreciation)          7,836,170       5,055,444         3,894,058         2,918,529
   Distributions to preferred
      shareholders                        (1,567,858)     (1,028,884)         (588,917)         (503,893)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           $ 13,735,581     $ 8,331,254       $ 5,972,288       $ 4,418,772
----------------------------------------------------------------------------------------------------------
Distributions to common shareholders
   --
   From net investment income           $ (5,217,933)    $(2,981,696)      $(1,875,647)      $(1,438,786)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                         $ (5,217,933)    $(2,981,696)      $(1,875,647)      $(1,438,786)
----------------------------------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions to
      common shareholders               $     96,991     $        --       $    36,650       $        --
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                 $     96,991     $        --       $    36,650       $        --
----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS              $  8,614,639     $ 5,349,558       $ 4,133,291       $ 2,979,986
----------------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
----------------------------------------------------------------------------------------------------------
At beginning of year                    $ 94,049,237     $55,296,294       $32,500,751       $27,232,549
----------------------------------------------------------------------------------------------------------
AT END OF YEAR                          $102,663,876     $60,645,852       $36,634,042       $30,212,535
----------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included
in net assets applicable to common shares
----------------------------------------------------------------------------------------------------------
AT END OF YEAR                          $  1,076,089     $   670,926       $   420,466       $   321,450
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS  NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST   PENNSYLVANIA TRUST
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $ 4,739,657      $ 5,601,189    $ 2,965,898     $ 2,702,669
   Net realized loss                    (264,215)        (150,448)      (899,351)       (844,978)
   Net change in unrealized
      appreciation (depreciation)      5,115,881        6,204,491      4,032,368       3,803,331
   Distributions to preferred
      shareholders                    (1,043,586)      (1,166,588)      (668,416)       (645,908)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $ 8,547,737      $10,488,644    $ 5,430,499     $ 5,015,114
----------------------------------------------------------------------------------------------------
Distributions to common
   shareholders --
   From net investment income        $(3,193,115)     $(3,853,043)   $(1,972,027)    $(1,805,679)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                      $(3,193,115)     $(3,853,043)   $(1,972,027)    $(1,805,679)
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS           $ 5,354,622      $ 6,635,601    $ 3,458,472     $ 3,209,435
----------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
----------------------------------------------------------------------------------------------------
At beginning of year                 $56,882,522      $69,022,567    $35,613,310     $34,514,018
----------------------------------------------------------------------------------------------------
AT END OF YEAR                       $62,237,144      $75,658,168    $39,071,782     $37,723,453
----------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included in net assets applicable to common shares
----------------------------------------------------------------------------------------------------
AT END OF YEAR                       $   741,327      $   862,531    $   451,336     $   359,226
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                             CALIFORNIA TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.410            $13.210        $11.630           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.069            $ 1.035        $ 1.008           $ 0.773
Net realized and unrealized
   gain (loss)                           0.155              1.120          1.576            (3.322)
Distributions to preferred
   shareholders                         (0.110)            (0.222)        (0.279)           (0.186)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 1.114            $ 1.933        $ 2.305           $(2.735)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.934)           $(0.733)       $(0.725)          $(0.510)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.934)           $(0.733)       $(0.725)          $(0.510)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.040)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.085)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.590            $14.410        $13.210           $11.630
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $13.660            $14.320        $11.688           $11.438
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           1.84%             29.65%          8.79%           (20.70)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                             CALIFORNIA TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $104,703          $102,664        $94,049           $82,333
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                         1.82%             1.83%          1.99%             1.66%(6)
   Net expenses after
      custodian fee
      reduction(5)                         1.80%             1.76%          1.92%             1.60%(6)
   Net investment income(5)                7.44%             7.32%          8.43%             6.83%(6)
Portfolio Turnover                           11%               47%            29%              146%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                                1.85%(6)
   Expenses after custodian
      fee reduction(5)                                                                        1.79%(6)
   Net investment income(5)                                                                   6.64%(6)
   Net investment income per
      share                                                                                $ 0.752
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                            1.16%             1.15%          1.17%             1.06%(6)
   Net expenses after
      custodian fee reduction              1.15%             1.11%          1.13%             1.02%(6)
   Net investment income                   4.73%             4.62%          4.97%             4.37%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                   1.18%(6)
   Expenses after custodian
      fee reduction                                                                           1.14%(6)
   Net investment income                                                                      4.25%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                         2,360             2,360          2,360             2,360
   Asset coverage per
      preferred share(7)               $ 69,366          $ 68,507        $64,862           $59,892
   Involuntary liquidation
      preference per preferred
      share(8)                         $ 25,000          $ 25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $ 25,000          $ 25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.012, decrease net realized and unrealized gains per share by $0.012, increase the ratio of net investment income to average net assets applicable to common shares from 7.36% to 7.44% and increase the ratio of net investment income to average total net assets from 4.68% to 4.73%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              FLORIDA TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.340            $13.070        $11.770           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.103            $ 1.056        $ 1.028           $ 0.779
Net realized and unrealized
   gain (loss)                           0.358              1.162          1.318            (3.180)
Distributions to preferred
   shareholders                         (0.118)            (0.243)        (0.338)           (0.200)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 1.343            $ 1.975        $ 2.008           $(2.601)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.953)           $(0.705)       $(0.708)          $(0.502)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.953)           $(0.705)       $(0.708)          $(0.502)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.042)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.085)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.730            $14.340        $13.070           $11.770
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.400            $13.380        $10.500           $10.438
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          15.18%             34.91%          7.20%           (27.62)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              FLORIDA TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $62,302            $60,646        $55,296           $49,715
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.87%              1.90%          1.99%             1.74%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.86%              1.82%          1.91%             1.68%(6)
   Net investment income(5)               7.61%              7.46%          8.59%             6.89%(6)
Portfolio Turnover                          14%                24%            20%              101%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                              2.07%             1.88%(6)
   Expenses after custodian
      fee reduction(5)                                                      1.99%             1.82%(6)
   Net investment income(5)                                                 8.51%             6.75%(6)
   Net investment income per
      share                                                              $ 1.018           $ 0.763
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.18%              1.19%          1.16%             1.11%(6)
   Net expenses after
      custodian fee reduction             1.18%              1.14%          1.12%             1.07%(6)
   Net investment income                  4.82%              4.68%          5.05%             4.39%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                 1.20%             1.20%(6)
   Expenses after custodian
      fee reduction                                                         1.16%             1.16%(6)
   Net investment income                                                    5.01%             4.30%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        1,420              1,420          1,420             1,420
   Asset coverage per
      preferred share(7)               $68,878            $67,695        $63,944           $60,023
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002, increase the ratio of net investment income to average net assets applicable to common shares from 7.60% to 7.61%, and increase the ratio of net investment income to average total net assets from 4.81% to 4.82%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                           MASSACHUSETTS TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.110            $12.530        $11.470           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.065            $ 1.044        $ 1.008           $ 0.779
Net realized and unrealized
   gain (loss)                           0.218              1.486          1.058            (3.479)
Distributions to preferred
   shareholders                         (0.106)            (0.227)        (0.286)           (0.192)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 1.177            $ 2.303        $ 1.780           $(2.892)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.937)           $(0.723)       $(0.720)          $(0.510)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.937)           $(0.723)       $(0.720)          $(0.510)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.043)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.085)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.350            $14.110        $12.530           $11.470
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $15.510            $14.370        $10.813           $11.438
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          15.16%             40.54%          0.69%           (20.68)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                           MASSACHUSETTS TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $37,795            $36,634        $32,501           $29,458
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.97%              1.97%          2.17%             1.98%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.94%              1.88%          2.09%             1.91%(6)
   Net investment income(5)               7.55%              7.60%          8.80%             6.93%(6)
Portfolio Turnover                           7%                13%            32%              111%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                                2.01%(6)
   Expenses after custodian
      fee reduction(5)                                                                        1.94%(6)
   Net investment income(5)                                                                   6.90%(6)
   Net investment income per
      share                                                                                $ 0.776
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.24%              1.23%          1.26%             1.26%(6)
   Net expenses after
      custodian fee reduction             1.22%              1.17%          1.21%             1.21%(6)
   Net investment income                  4.77%              4.74%          5.10%             4.41%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                   1.28%(6)
   Expenses after custodian
      fee reduction                                                                           1.23%(6)
   Net investment income                                                                      4.39%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          860                860            860               860
   Asset coverage per
      preferred share(7)               $68,951            $67,602        $62,797           $59,256
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.005, decrease net realized and unrealized gains per share by $0.005, increase the ratio of net investment income to average net assets applicable to common shares from 7.51% to 7.55% and increase the ratio of net investment income to average total net assets from 4.75% to 4.77%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              MICHIGAN TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.490            $13.060        $11.840           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.085            $ 1.045        $ 0.996           $ 0.771
Net realized and unrealized
   gain (loss)                          (0.109)             1.317          1.250            (3.111)
Distributions to preferred
   shareholders                         (0.113)            (0.242)        (0.321)           (0.191)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.863            $ 2.120        $ 1.925           $(2.531)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.953)           $(0.690)       $(0.705)          $(0.500)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.953)           $(0.690)       $(0.705)          $(0.500)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.044)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.085)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.400            $14.490        $13.060           $11.840
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $13.940            $13.000        $10.438           $10.875
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          14.72%             31.69%          2.30%           (24.66)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              MICHIGAN TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $30,064            $30,213        $27,233           $24,691
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        2.00%              1.99%          2.18%             1.78%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.99%              1.90%          2.09%             1.71%(6)
   Net investment income(5)               7.54%              7.36%          8.34%             6.77%(6)
Portfolio Turnover                          13%                33%            18%               90%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                              2.21%             2.06%(6)
   Expenses after custodian
      fee reduction(5)                                                      2.12%             1.99%(6)
   Net investment income(5)                                                 8.31%             6.49%(6)
   Net investment income per
      share                                                              $ 0.992           $ 0.738
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.27%              1.25%          1.27%             1.14%(6)
   Net expenses after
      custodian fee reduction             1.26%              1.19%          1.22%             1.09%(6)
   Net investment income                  4.76%              4.63%          4.90%             4.33%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                 1.29%             1.32%(6)
   Expenses after custodian
      fee reduction                                                         1.24%             1.27%(6)
   Net investment income                                                    4.88%             4.15%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          700                700            700               700
   Asset coverage per
      preferred share(7)               $67,952            $68,163        $63,906           $60,283
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.005, increase net realized and unrealized losses per share by $0.005, increase the ratio of net investment income to average net assets attributable to common shares from 7.51% to 7.54% and increase the ratio of net investment income to average total net assets from 4.74% to 4.76%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             NEW JERSEY TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $13.880            $12.680        $11.720           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.098            $ 1.057        $ 1.012           $ 0.778
Net realized and unrealized
   gain (loss)                           0.163              1.089          0.977            (3.235)
Distributions to preferred
   shareholders                         (0.105)            (0.234)        (0.324)           (0.195)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 1.156            $ 1.912        $ 1.665           $(2.652)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.976)           $(0.712)       $(0.705)          $(0.500)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.976)           $(0.712)       $(0.705)          $(0.500)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.042)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.086)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.060            $13.880        $12.680           $11.720
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.400            $13.340        $10.750           $10.875
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          15.70%             31.34%          5.28%           (24.64)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             NEW JERSEY TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $63,803            $62,237        $56,883           $52,490
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.89%              1.95%          2.08%             1.67%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.88%              1.90%          2.00%             1.61%(6)
   Net investment income(5)               7.80%              7.64%          8.64%             6.83%(6)
Portfolio Turnover                          25%                35%            54%              114%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                                1.85%(6)
   Expenses after custodian
      fee reduction(5)                                                                        1.79%(6)
   Net investment income(5)                                                                   6.65%(6)
   Net investment income per
      share                                                                                $ 0.757
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.19%              1.21%          1.21%             1.07%(6)
   Net expenses after
      custodian fee reduction             1.18%              1.18%          1.16%             1.03%(6)
   Net investment income                  4.88%              4.74%          5.01%             4.35%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                   1.18%(6)
   Expenses after custodian
      fee reduction                                                                           1.14%(6)
   Net investment income                                                                      4.24%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        1,520              1,520          1,520             1,520
   Asset coverage per
      preferred share(7)               $66,976            $65,951        $62,434           $59,538
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003, increase the ratio of net investment income to average net assets attributable to common shares from 7.78% to 7.80% and increase the ratio of net investment income to average total net assets from 4.87% to 4.88%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              NEW YORK TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.280            $13.020        $11.800           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.114            $ 1.057        $ 1.002           $ 0.781
Net realized and unrealized
   gain (loss)                           0.553              1.150          1.239            (3.153)
Distributions to preferred
   shareholders                         (0.103)            (0.220)        (0.301)           (0.191)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 1.564            $ 1.987        $ 1.940           $(2.563)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.984)           $(0.727)       $(0.720)          $(0.510)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.984)           $(0.727)       $(0.720)          $(0.510)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.041)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.086)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.860            $14.280        $13.020           $11.800
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $13.990            $14.050        $10.750           $10.813
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           6.56%             38.30%          5.90%           (25.00)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              NEW YORK TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $79,589            $75,658        $69,023           $62,327
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.86%              1.88%          2.03%             1.65%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.86%              1.86%          1.95%             1.59%(6)
   Net investment income(5)               7.64%              7.45%          8.33%             6.86%(6)
Portfolio Turnover                           8%                21%            36%              139%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                                1.86%(6)
   Expenses after custodian
      fee reduction(5)                                                                        1.80%(6)
   Net investment income(5)                                                                   6.65%(6)
   Net investment income per
      share                                                                                $ 0.757
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.18%              1.19%          1.20%             1.05%(6)
   Net expenses after
      custodian fee reduction             1.18%              1.17%          1.15%             1.01%(6)
   Net investment income                  4.84%              4.68%          4.91%             4.38%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                   1.18%(6)
   Expenses after custodian
      fee reduction                                                                           1.14%(6)
   Net investment income                                                                      4.25%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        1,780              1,780          1,780             1,780
   Asset coverage per
      preferred share(7)               $69,714            $67,506        $63,777           $60,026
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002, increase the ratio of net investment income to average net assets applicable to common shares from 7.62% to 7.64% and increase the ratio of net investment income to average total net assets from 4.83% to 4.84%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                                OHIO TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.070            $12.820        $11.910           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.107            $ 1.068        $ 1.028           $ 0.772
Net realized and unrealized
   gain (loss)                           0.036              1.134          0.930            (3.035)
Distributions to preferred
   shareholders                         (0.109)            (0.242)        (0.335)           (0.197)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 1.034            $ 1.960        $ 1.623           $(2.460)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.954)           $(0.710)       $(0.713)          $(0.502)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.954)           $(0.710)       $(0.713)          $(0.502)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.043)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.085)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.150            $14.070        $12.820           $11.910
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.730            $13.620        $11.375           $11.250
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          15.59%             26.39%          7.55%           (22.06)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                                OHIO TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $39,507            $39,072        $35,613           $33,049
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.96%              1.99%          2.08%             1.84%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.87%              1.90%          2.01%             1.77%(6)
   Net investment income(5)               7.84%              7.69%          8.56%             6.74%(6)
Portfolio Turnover                           8%                26%            26%              136%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                              2.16%             1.96%(6)
   Expenses after custodian
      fee reduction(5)                                                      2.09%             1.89%(6)
   Net investment income(5)                                                 8.48%             6.62%(6)
   Net investment income per
      share                                                              $ 1.018           $ 0.758
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.23%              1.24%          1.22%             1.17%(6)
   Net expenses after
      custodian fee reduction             1.17%              1.18%          1.18%             1.13%(6)
   Net investment income                  4.91%              4.78%          5.02%             4.31%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                 1.26%             1.25%(6)
   Expenses after custodian
      fee reduction                                                         1.22%             1.21%(6)
   Net investment income                                                    4.98%             4.23%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          940                940            940               940
   Asset coverage per
      preferred share(7)               $67,032            $66,569        $62,895           $60,158
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.005, decrease net realized and unrealized gains per share by $0.005, increase the ratio of net investment income to average net assets attributable to common shares from 7.80% to 7.84% and increase the ratio of net investment income to average total net assets from 4.88% to 4.91%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                            PENNSYLVANIA TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year (Common shares)             $14.160            $12.960        $11.840           $15.000
--------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------
Net investment income                  $ 1.059            $ 1.015        $ 1.013           $ 0.780
Net realized and unrealized
   gain (loss)                           0.039              1.107          1.147            (3.108)
Distributions to preferred
   shareholders                         (0.111)            (0.244)        (0.332)           (0.201)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.987            $ 1.878        $ 1.828           $(2.529)
--------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------------------------------
From net investment income             $(0.887)           $(0.678)       $(0.708)          $(0.502)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.887)           $(0.678)       $(0.708)          $(0.502)
--------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --            $    --        $    --           $(0.043)
--------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --            $    --        $    --           $(0.086)
--------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR
   (COMMON SHARES)                     $14.260            $14.160        $12.960           $11.840
--------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR
   (COMMON SHARES)                     $13.960            $12.750        $10.625           $10.750
--------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          16.77%             26.88%          5.29%           (25.50)%
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                            PENNSYLVANIA TRUST
                                  ----------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                  ----------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)          1999(2)(3)
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of year
   (000's omitted)                     $38,027            $37,723        $34,514           $31,543
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.95%              1.97%          1.95%             1.77%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.95%              1.94%          1.86%             1.70%(6)
   Net investment income(5)               7.48%              7.26%          8.46%             6.85%(6)
Portfolio Turnover                          20%                34%            19%               79%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                              2.14%             1.98%(6)
   Expenses after custodian
      fee reduction(5)                                                      2.05%             1.91%(6)
   Net investment income(5)                                                 8.27%             6.64%(6)
   Net investment income per
      share                                                              $ 0.990           $ 0.756
--------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.22%              1.23%          1.14%             1.13%(6)
   Net expenses after
      custodian fee reduction             1.22%              1.20%          1.09%             1.08%(6)
   Net investment income                  4.68%              4.53%          4.96%             4.37%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                 1.25%             1.26%(6)
   Expenses after custodian
      fee reduction                                                         1.20%             1.21%(6)
   Net investment income                                                    4.85%             4.24%(6)
--------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          900                900            900               900
   Asset coverage per
      preferred share(7)               $67,257            $66,920        $63,357           $60,050
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000            $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000            $25,000        $25,000           $25,000
--------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003, increase the ratio of net investment income to average net assets attributable to common shares from 7.45% to 7.48% and increase the ratio of net investment income to average total net assets from 4.67% to 4.68%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance California Municipal Income Trust (California Trust), Eaton Vance Florida Municipal Income Trust (Florida Trust), Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance Michigan Municipal Income Trust (Michigan Trust), Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), Eaton Vance New York Municipal Income Trust (New York Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust), and Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust), (individually referred to as the Trust or collectively the Trusts) are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Trusts were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. Each Trust's investment objective is to achieve current income exempt from regular federal income taxes and taxes in its specified state. Each Trust seeks to achieve its objective by investing primarily in investment grade municipal obligations issued by its specified state.

   The following is a summary of significant accounting policies consistently followed by each Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective December 1, 2001, the Trusts adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to December 1, 2001, the Trusts amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Trusts' net assets, but resulted in the following reclassification of the components of net assets as of November 30, 2001, based on securities held by the Trusts as of that date:

                                                                DECREASE IN NET
                                              INCREASE IN COST    UNREALIZED
    TRUST                                      OF SECURITIES     APPRECIATION
    ---------------------------------------------------------------------------
    California                                    $113,889         $(113,889)
    Florida                                         17,605           (17,605)
    Massachusetts                                   27,145           (27,145)
    Michigan                                        21,238           (21,238)
    New Jersey                                      27,222           (27,222)
    New York                                        35,507           (35,507)
    Ohio                                            26,374           (26,374)
    Pennsylvania                                    24,250           (24,250)

   The effect of this change for the year ended November 30, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED  NET UNREALIZED
    TRUST                                         INCOME      GAIN (LOSS)    APPRECIATION
    --------------------------------------------------------------------------------------
    California                                   $85,883        $(4,788)       $(81,095)
    Florida                                        8,993           (725)         (8,268)
    Massachusetts                                 13,276            (20)        (13,256)
    Michigan                                      10,320         (2,628)         (7,692)
    New Jersey                                    12,703         (7,114)         (5,589)
    New York                                      14,961         (6,057)         (8,904)
    Ohio                                          15,243         (3,526)        (11,717)
    Pennsylvania                                   9,717           (668)         (9,049)

   The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes.

 D Federal Taxes -- Each Trust's policy is to comply with the provisions of the Internal Revenue Code

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2002, the Trusts, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trusts of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers of each Trust are as follows:

    TRUST                                     AMOUNT       EXPIRES
    -------------------------------------------------------------------------
    California                                $ 6,183,969  November 30, 2007
                                                2,239,451  November 30, 2008
    Florida                                     1,763,318  November 30, 2007
                                                1,777,536  November 30, 2008
                                                  160,909  November 30, 2009
    Massachusetts                               1,625,192  November 30, 2007
                                                1,739,252  November 30, 2008
                                                   39,627  November 30, 2009
                                                  343,176  November 30, 2010
    Michigan                                    1,193,621  November 30, 2007
                                                  624,509  November 30, 2008
                                                  165,469  November 30, 2009
                                                  467,069  November 30, 2010
    New Jersey                                  4,271,329  November 30, 2007
                                                3,178,038  November 30, 2008
                                                  262,308  November 30, 2009
    New York                                    5,404,082  November 30, 2007
                                                1,920,646  November 30, 2008
                                                   70,059  November 30, 2009
    Ohio                                        1,909,299  November 30, 2007
                                                  643,577  November 30, 2008
                                                  850,745  November 30, 2009
    Pennsylvania                                1,594,189  November 30, 2007
                                                  807,118  November 30, 2008
                                                  844,973  November 30, 2009
                                                   43,295  November 30, 2010

   In addition, each Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Trust. A Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Trust will realize a loss in the amount of the cost of the option. When a Trust enters into a closing sale transaction, a Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 G Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trusts. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Trust maintains with IBT. All significant credit balances used to reduce the Trusts' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Auction Preferred Shares (APS)
-------------------------------------------
   Each Trust issued Auction Preferred Shares on March 1, 1999 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of capital

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   of the common shares of each Trust. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of each Trust's APS and have been reset every seven days thereafter by an auction.

   Auction Preferred Shares issued and outstanding as of November 30, 2002 and dividend rate ranges for the year ended November 30, 2002 are as indicated below:

                                                 PREFERRED SHARES         DIVIDENDS RATE
    TRUST                                     ISSUED AND OUTSTANDING          RANGES
    ----------------------------------------------------------------------------------------
    California                                             2,360      0.89% -- 1.80%
    Florida                                                1,420      1.20% -- 1.80%
    Massachusetts                                            860      0.81% -- 1.70%
    Michigan                                                 700      0.78% -- 1.75%
    New Jersey                                             1,520      0.80% -- 1.70%
    New York                                               1,780      0.85% -- 1.85%
    Ohio                                                     940      0.72% -- 1.70%
    Pennsylvania                                             900      0.78% -- 1.70%

   The APS are redeemable at the option of each Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if any Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Trust is required to maintain certain asset coverage with respect to the APS as defined in each Trust's By-Laws and the Investment Company Act of 1940. Each Trust pays an annual fee equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auction.

   In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, each Trust has reclassified its APS Shares outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Net increase in net assets from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total income (loss) from operations" in the financial highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of each Trust.

3 Distributions to Shareholders
-------------------------------------------
   Each Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2002 was 1.20%, 1.25%, 1.20%, 1.20%, 1.20%,
   1.20%, 1.20%, and 1.20%, for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively. For the year ended November 30, 2002, the amount of dividends each Trust paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

                                                DIVIDENDS PAID TO      AVERAGE APS
    TRUST                                     PREFERRED SHAREHOLDERS  DIVIDEND RATES
    --------------------------------------------------------------------------------
    California                                       $786,832                 1.33%
    Florida                                           497,248                 1.40%
    Massachusetts                                     277,880                 1.30%
    Michigan                                          235,098                 1.34%
    New Jersey                                        473,418                 1.25%
    New York                                          548,692                 1.23%
    Ohio                                              304,430                 1.30%
    Pennsylvania                                      296,919                 1.32%

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the method for amortizing premiums.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of each Trust's average weekly gross assets, was

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Trust. Except for Trustees of each Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Trust out of such investment adviser fee. For the year ended November 30, 2002, the fee was equivalent to 0.70% of each Trust's average weekly gross assets and amounted to $1,134,478, $677,180, $408,622, $332,529, $709,900, $855,410, $439,611, and $421,749, for
   California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively. EVM also serves as the administrator of each Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of each Trust is paid to EVM for administering business affairs of each Trust. For the year ended November 30, 2002, the administrative fee amounted to $324,326, $193,480, $116,659, $95,008,
   $202,829, $244,403, $125,603, and $120,500, for California Trust, Florida
   Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively.

   Trustees of the Trusts that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2002, no significant amounts have been deferred.

   Certain officers and one Trustee of each Trust are officers of the above organization.
5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the year ended November 30, 2002 were as follows:

    CALIFORNIA TRUST
    -----------------------------------------------------
    Purchases                                 $17,917,565
    Sales                                      17,019,042
    FLORIDA TRUST
    -----------------------------------------------------
    Purchases                                 $13,616,135
    Sales                                      13,467,333
    MASSACHUSETTS TRUST
    -----------------------------------------------------
    Purchases                                 $ 4,395,472
    Sales                                       4,086,184

    MICHIGAN TRUST
    -----------------------------------------------------
    Purchases                                 $ 6,323,765
    Sales                                       8,062,092

    NEW JERSEY TRUST
    -----------------------------------------------------
    Purchases                                 $24,892,406
    Sales                                      24,882,512

    NEW YORK TRUST
    -----------------------------------------------------
    Purchases                                 $11,072,036
    Sales                                       9,344,723

    OHIO TRUST
    -----------------------------------------------------
    Purchases                                 $ 5,160,535
    Sales                                       4,686,959

    PENNSYLVANIA TRUST
    -----------------------------------------------------
    Purchases                                 $12,023,832
    Sales                                      12,327,181

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Trust at November 30, 2002, as computed for Federal income tax purposes, were as follows:

    CALIFORNIA TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $155,545,132
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,223,118
    Gross unrealized depreciation                 (738,983)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  5,484,135
    ------------------------------------------------------

    FLORIDA TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 94,129,769
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,451,021
    Gross unrealized depreciation               (1,123,392)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,327,629
    ------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

    MASSACHUSETTS TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 55,843,173
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,711,321
    Gross unrealized depreciation                 (638,466)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,072,855
    ------------------------------------------------------
    MICHIGAN TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 45,482,466
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,822,905
    Gross unrealized depreciation                 (689,904)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,133,001
    ------------------------------------------------------

    NEW JERSEY TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 95,390,386
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,326,770
    Gross unrealized depreciation               (2,021,621)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,305,149
    ------------------------------------------------------
    NEW YORK TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $115,528,611
    ------------------------------------------------------
    Gross unrealized appreciation             $  7,961,364
    Gross unrealized depreciation               (1,488,659)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,472,705
    ------------------------------------------------------
    OHIO TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 61,594,061
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,460,138
    Gross unrealized depreciation               (1,616,944)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    843,194
    ------------------------------------------------------

    PENNSYLVANIA TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 58,134,021
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,383,830
    Gross unrealized depreciation               (1,227,288)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,156,542
    ------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              CALIFORNIA TRUST
                                              -----------------
                                                 YEAR ENDED
                                                NOVEMBER 30,
                                              -----------------
                                              2002      2001
    -----------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                52,243    6,639
    -----------------------------------------------------------
    NET INCREASE                               52,243    6,639
    -----------------------------------------------------------

                                                FLORIDA TRUST
                                              -----------------
                                                 YEAR ENDED
                                                NOVEMBER 30,
                                              -----------------
                                              2002      2001
    -----------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                   926       --
    -----------------------------------------------------------
    NET INCREASE                                  926       --
    -----------------------------------------------------------

                                              MASSACHUSETTS TRUST
                                              -------------------
                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                              -------------------
                                              2002       2001
    -------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                 37,713     2,587
    -------------------------------------------------------------
    NET INCREASE                                37,713     2,587
    -------------------------------------------------------------

                                                MICHIGAN TRUST
                                              -------------------
                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                              -------------------
                                              2002       2001
    -------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                  2,758        --
    -------------------------------------------------------------
    NET INCREASE                                 2,758        --
    -------------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                               NEW JERSEY TRUST
                                              -------------------
                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                              -------------------
                                              2002       2001
    -------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                 53,105        --
    -------------------------------------------------------------
    NET INCREASE                                53,105        --
    -------------------------------------------------------------

                                                NEW YORK TRUST
                                              -------------------
                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                              -------------------
                                              2002       2001
    -------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                 55,136        --
    -------------------------------------------------------------
    NET INCREASE                                55,136        --
    -------------------------------------------------------------

                                                  OHIO TRUST
                                              -------------------
                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                              -------------------
                                              2002       2001
    -------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                 15,351        --
    -------------------------------------------------------------
    NET INCREASE                                15,351        --
    -------------------------------------------------------------

                                              PENNSYLVANIA TRUST
                                              -------------------
                                                  YEAR ENDED
                                                 NOVEMBER 30,
                                              -------------------
                                              2002       2001
    -------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                  4,050        --
    -------------------------------------------------------------
    NET INCREASE                                 4,050        --
    -------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   Each Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at November 30, 2002 is as follows:

                                              EXPIRATION                                                       NET UNREALIZED
    TRUST                                     DATE         CONTRACTS                                 POSITION  APPRECIATION
    -------------------------------------------------------------------------------------------------------------------------
    Michigan                                        3/03   25 U.S. Treasury Bond                        Short  $       28,378

   At November 30, 2002, the Trust had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUNICIPAL INCOME TRUSTS AND SHAREHOLDERS OF EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST, EATON VANCE FLORIDA MUNICIPAL INCOME TRUST, EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST, EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST, EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST, EATON VANCE NEW YORK MUNICIPAL INCOME TRUST, EATON VANCE OHIO MUNICIPAL INCOME TRUST, AND EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance California Municipal Income Trust, Eaton Vance Florida Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust (the Trusts), (constituting the Eaton Vance Municipal Income Trusts) as of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the three year period ended November 30, 2002 and for the period from the start of business, January 29, 1999, to November 30, 1999. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities held as of November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance California Municipal Income Trust, Eaton Vance Florida Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 3, 2003

EATON VANCE MUNICIPAL INCOME TRUSTS

DIVIDEND REINVESTMENT PLAN

Each Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the same Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Trust's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

EATON VANCE MUNICIPAL INCOME TRUSTS

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account

                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date

                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date

                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trusts
                                  c/o PFPC Inc.
                                  P.O. Box 43027
                                  Providence, RI 02940-3027
                                  800-331-1710

--------------------------------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUSTS

NUMBER OF EMPLOYEES

Each Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of November 30, 2002, our records indicate that there are 100, 100, 150, 60, 150, 150, 100 and 100 registered shareholders for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively, and approximately 3,200, 2,300, 1,500, 1,300, 2,300, 2,700, 1,700 and 1,600 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about a Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

AMERICAN STOCK EXCHANGE SYMBOLS

California Trust                          CEV
Florida Trust                             FEV
Massachusetts Trust                       MMV
Michigan Trust                            EMI
New Jersey Trust                          EVJ
New York Trust                            EVY
Ohio Trust                                EVO
Pennsylvania Trust                        EVP

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance California Municipal Income Trust
(CEV), Eaton Vance Florida Municipal Income Trust (FEV), Eaton Vance Massachusetts Municipal Income Trust (MMV), Eaton Vance Michigan Municipal Income Trust (EMI), Eaton Vance New Jersey Municipal Income Trust (EVJ), Eaton Vance New York Municipal Income Trust (EVY), Eaton Vance Ohio Municipal Income Trust (EVO), and Eaton Vance Pennsylvania Municipal Income Trust (EVP) (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts' affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                        POSITION(S)          OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUSTS             SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.              Trustee(2)           3 years        President and Chief              185                    None
 Bibliowicz                                  Since 1998      Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes     Vice President and       3 years        Chairman, President and          190              Director of EVC
 11/9/41                 Trustee(3)          Since 1998      Chief Executive Officer
                                                             of BMR, EVM and their
                                                             corporate parent and
                                                             trustee, Eaton Vance
                                                             Corp. (EVC) and Eaton
                                                             Vance, Inc. (EV),
                                                             respectively; Director
                                                             of EV; Vice President
                                                             and Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR, EVM
                                                             and EVC, which are
                                                             affiliates of the
                                                             Trusts.

NONINTERESTED TRUSTEE(S)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                        POSITION(S)          OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUSTS             SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight        Trustee(2)           3 years        President of Dwight              190           Trustee/Director of the
 3/26/31                                     Since 1998      Partners, Inc.                                  Royce Funds (mutual
                                                             (corporate relations                           funds) consisting of 17
                                                             and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,        Trustee(3)           3 years        Jacob H. Schiff                  190           Director of Tiffany &
 III (A)                                     Since 1998      Professor of Investment                        Co. (specialty retailer)
 2/23/35                                                     Banking Emeritus,                              and Director of Telect,
                                                             Harvard University                             Inc. (telecommunication
                                                             Graduate School of                               services company)
                                                             Business Administration.

 Norton H. Reamer        Trustee(4)           3 years        President, Unicorn               190                   None
 (A)                                         Since 1998      Corporation (an
 9/21/35                                                     investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director,
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds
                                                             (mutual funds).

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF NOVEMBER 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                        POSITION(S)          OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUSTS             SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout           Trustee(4)           3 years        Professor of Law,                185                   None
 9/14/57                                     Since 1998      University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor         Trustee(4)           3 years        Investment Adviser and           170                   None
 2/21/30                                     Since 1998      Consultant.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                              TERM OF
                        POSITION(S)          OFFICE AND
      NAME AND            WITH THE           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH           TRUSTS             SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 William H. Ahern,   Vice President of       Since 1998      Vice President of EVM and BMR.
 Jr.                        EMI                              Officer of 34 registered
 7/28/59                                                     investment companies managed
                                                             by EVM or BMR.

 Cynthia J. Clemson  Vice President of       Since 1998      Vice President of EVM and BMR.
 3/2/63               CEV, FEV and EVP                       Officer of 20 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Thomas J. Fetter        President           Since 1998      Vice President of EVM and BMR.
 8/20/43                                                     Officer of 126 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Robert B.             Vice President        Since 1998      Vice President of EVM and BMR.
 MacIntosh                                                   Officer of 125 registered
 1/22/57                                                     investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1998      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, and EVC. Officer of
                                                             190 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor       Treasurer           Since 1998      Vice President of BMR, EVM and
 4/1/45                                                      EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (A) APS Trustee
 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Class I trustee whose term expires in 2003.
 (3)  Class II trustee whose term expires in 2004.
 (4)  Class III trustee whose term expires in 2005.

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE MUNICIPAL INCOME TRUSTS EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC INC.
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT


                                 PRIVACY NOTICE


The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE MUNICIPAL INCOME TRUSTS
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


147-1/03                                                              CE-MUNISRC